SCHEDULE 14A
                                 (RULE 14A-101)



                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the registrant      [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box: [ ]

       [X]  Preliminary Proxy Statement           [ ]  Confidential, For Use
       [ ]  Definitive Proxy Statement                 of the Commission
       [ ]  Definitive Additional Materials            Only (as permitted by
       [ ]  Soliciting Material Pursuant to Rule       Rule 14-a-6(e)(2)
            14a-11(c) or Rule 14a-12

                          SYNTHONICS TECHNOLOGIES, INC.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        [X] No Fee Required

        [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transactions applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid:

        [ ] Fee paid previously with preliminary materials:

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)    Amount previously paid:

        (2)    Form, Schedule or Registration Statement no.:

        (3) Filing party:

        (4) Date filed:

                          SYNTHONICS TECHNOLOGIES, INC.
                                   -----------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 3, 1999
                                   -----------


TO OUR SHAREHOLDERS:

        Notice is hereby given that a Special Meeting of Shareholders of Synthonics Technologies, Inc. (the "Company") will be held at the offices of Troop Steuber Pasich Reddick & Tobey LLP, 2029 Century Park East, 24th Floor, Los Angeles, California 90067 on December 3, 1999 at 2:00 p.m., California time. The Special Meeting is being held for the following purposes:

             1. To consider and vote upon a proposed change in the Company's state of incorporation from Utah to Delaware.
             2. To approve a new stock option plan authorizing the issuance of 5,500,000 shares of Common Stock.
             3. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

        Only shareholders of record of the Common Stock of the Company at the close of business on November 4, 1999 are entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof.

        All shareholders are cordially invited to attend the Special Meeting in person. However, to ensure your representation at the Special Meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any shareholder attending the Special Meeting may vote in person, even though he or she has returned a Proxy.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            ---------------------------
                                            SECRETARY

Westlake Village, California 91362
November __, 1999

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                          SYNTHONICS TECHNOLOGIES, INC.
                                -----------------
                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 3, 1999

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Synthonics Technologies, Inc., a Utah corporation ("Synthonics Utah" or the "Company"), for use at a Special Meeting of Shareholders (the "Special Meeting") to be held at 2029 Century Park East, 24th Floor, Los Angeles, California 90067 (310) 728-3000, on December 3, 1999 at 2:00 p.m., California time, and at any adjournments or postponements thereof, for the purposes set forth herein and in the attached Notice of Special Meeting of Shareholders. Accompanying this Proxy Statement is the Board's Proxy for the Special Meeting, which you may use to indicate your vote on the proposals described in this Proxy Statement.

All Proxies which are properly completed, signed and returned to the Company prior to the Special Meeting, and which have not been revoked, will unless otherwise directed by the shareholder, be voted in accordance with the recommendations of the Board set forth in this Proxy Statement. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Special Meeting and expressing a desire to vote his or her shares in person.

The close of business on November 4, 1999, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or at any adjournments or postponements of the Special Meeting. At the record date, 28,421,679 shares of common stock, par value $0.01 per share (the "Common Stock"), were outstanding, and the Company had approximately 600 shareholders of record.

A shareholder is entitled to cast one vote for each share held of record on the record date on all matters to be considered at the Special Meeting. This Proxy Statement and the accompanying Proxy were mailed to shareholders on or about November __, 1999.

The presence, in person or by proxy, of the holders of majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Special Meeting. Assuming that a quorum is present, (i) the affirmative vote of the holders of a majority of the outstanding shares of Common Stock will be required to approve the merger (the "Reincorporation") of the Company with and into its wholly owned subsidiary, Synthonics Technologies, Inc., a Delaware corporation ("Synthonics Delaware") and (ii) the affirmative vote of the holders of a majority of the shares present and voting will be required to approve the Synthonics Technologies, Inc. 1999 Stock Option Plan (the "1999 Plan").

Abstentions and broker "non-votes" (i.e., shares identified as held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter) will be counted toward determining the presence of a quorum for the transaction of business. Abstentions may be specified on all proposals. A broker "non-vote" will have no effect on the adoption of the 1999 Plan, but broker "non-votes" could affect the outcome of the Reincorporation proposal because the Company must obtain approval of this proposal from the holders of a majority of the outstanding shares of Common Stock.

If the accompanying proxy is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy will vote "FOR" the adoption of the 1999 Plan, "FOR" the Reincorporation and as recommended by the Board with regard to any other matters which may properly come before the Meeting or if no such recommendation is given, in their own discretion. Each Proxy granted by a shareholder may be revoked by such shareholder at any time thereafter by writing to the Secretary of the Company prior to the Meeting, or by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.


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


The cost of soliciting these proxies, consisting of the printing, handling, and mailing of the Proxy and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to the beneficial owners of stock, will be paid by the Company. In order to assure that there is a quorum present at the Special Meeting, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit proxies by telephone or telegraph or in person. These persons will receive no extra compensation for their services.

                                   PROPOSAL 1

                         REINCORPORATION OF THE COMPANY

INTRODUCTION

For the reasons set forth below, the Board believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Utah to Delaware (the "Reincorporation"). The Board has approved the Reincorporation, which will be effected pursuant to the Merger Agreement described below. Under the Merger Agreement, the Company will be merged with and into its newly formed Delaware subsidiary, Synthonics Merger Corporation ("Synthonics Delaware"). Synthonics Delaware is a wholly-owned subsidiary of the Company recently incorporated in Delaware solely for the purpose of effecting the Reincorporation. Synthonics Delaware currently has no material assets and no business operations. Upon the effectiveness of the Reincorporation, the Company will cease to exist and Synthonics Delaware will continue to operate the Company's business under the name "Synthonics Technologies, Inc."

At the Special Meeting, the shareholders of the Company (the "Shareholders") will be asked to consider and vote upon the Reincorporation as outlined in the Agreement and Plan of Merger by and between Synthonics Delaware and Synthonics Utah, attached as Exhibit A (the "Merger Agreement"). For the reasons set forth below, the Company's Board of Directors believes that approval of the Reincorporation is in the best interests of the Company and its shareholders. Shareholder approval of the Reincorporation will constitute approval of the Merger Agreement and all related transactions, which will effect the change in the legal domicile of the company.

REASONS FOR THE REINCORPORATION

The Board believes that the Reincorporation will provide flexibility for both the management and business of the Company. For many years, Delaware has followed a policy of encouraging incorporation in that state and has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Such an environment will enhance the Company's operations and its ability to obtain equity financing and to effect acquisitions and other transactions. Delaware has consistently followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs.

The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed in the construction of Delaware law, resulting in greater predictability with respect to corporate legal affairs. The Delaware courts can rely on numerous precedents in interpreting the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board under the business judgment rule. Consequently, many corporations originally domiciled elsewhere have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company.

THE MERGER

After the Reincorporation is effected by the Merger Agreement, Synthonics Delaware will emerge as the surviving corporation. The terms and conditions of the Merger are set forth in the Merger Agreement to this Proxy Statement, and the summary of the terms and conditions of the Merger set forth below is qualified by reference to the full text of the Merger Agreement. Upon consummation of the Merger, Synthonics Delaware will continue to exist in its present form under the name "Synthonics Technologies, Inc.", and the Company will cease to exist. The Reincorporation will change the legal domicile of the Company, but will not result in a change in the principal offices, business, management, capitalization, assets or liabilities of the Company. By operation of law, Synthonics Delaware will succeed to all of the assets and assume all of the liabilities of the Company.

The Board of Directors of Synthonics Delaware will be comprised of the persons elected to the Company's Board of Directors at the Annual Meeting. The Synthonics Delaware Board of Directors will be divided into three classes, each class shall serve for a term of three years commencing upon its election subsequent to the Reincorporation. Initially, the Class I directors will serve until the 2000 annual meeting, the Class II directors will serve until the 2001 annual meeting and the Class III directors will serve until the 2002 annual meeting. Ronald S. Spears, Tim Paulson and Thomas Carpenter would be Class I directors, F. Michael Budd and Charles S. Palm would be Class II directors, and Vera Campbell, Diana Maranon and David L. Stewart would be Class III directors. It is anticipated that the directors of Synthonics Delaware will elect as officers of Synthonics Delaware the same persons who are elected as officers of the Company following the Special Meeting.

After the Merger, the rights of shareholders and the Company's corporate affairs will be governed by the Delaware General Corporation Law (the "DGCL") and by the certificate of incorporation and bylaws of Synthonics Delaware, instead of the Utah Business Corporation Act (the "URBCA") and the articles of incorporation and bylaws of the Company. Certain material differences are discussed below under "Comparison of Shareholders Rights under Delaware and Utah Corporate Law and Charter Documents." A copy of the certificate of incorporation of Synthonics Delaware (the "Delaware Certificate") is included as Exhibit B to this Proxy Statement. The articles of incorporation and bylaws of the Company and the bylaws of Synthonics Delaware (the "Delaware Bylaws") are available for inspection by shareholders of the Company at the principal offices of the Company located at 31324 Via Colinas, Suite 106, Westlake Village, California 91362, (818)707-6000.

Upon the effectiveness of the Merger, each outstanding share of Common Stock of the Company ("Common Stock") will be automatically converted into one fully paid and nonassessable share of the Common Stock of Synthonics Delaware ("Delaware Common Stock"). Each share of Class A Preferred Stock of the Company ("Class A Preferred Stock") issued and outstanding immediately prior to thereto shall be converted into one share of Class A Preferred Stock of Synthonics Delaware ("Delaware Class A Preferred Stock") and each share of Common Stock of Synthonics Delaware issued and outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

Each outstanding certificate representing shares of Common Stock and Class A Preferred Stock will continue to represent the same number of shares of Delaware Common Stock and Delaware Class A Preferred Stock, respectively, and such certificates will be deemed for all corporate purposes to evidence ownership of shares of Delaware Common Stock and Delaware Class A Preferred Stock, as the case may be. IT WILL NOT BE NECESSARY FOR THE COMPANY'S SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF SYNTHONICS DELAWARE.

Following the effectiveness of the Merger, Synthonics Delaware will assume and continue the Company's 1998 Stock Award Plan, and the outstanding and unexercised portion of all options to purchase Common Stock of Synthonics Utah, including without limitation all options outstanding under such stock plan, shall be converted into options of Synthonics Delaware, such that one option for shares of Synthonics Utah shall be converted into one option for an equal number of shares of Synthonics Delaware. The Company's other employee benefit plans and arrangements will also be continued by Synthonics Delaware upon the same terms and conditions existing before the Merger.

Consummation of the Merger is subject to the approval of the Company's shareholders. The affirmative vote of the holders of a majority of the votes represented by the outstanding shares of the Common Stock voting together as a class, whether or not present at the Special Meeting, who are entitled to vote at the Special Meeting is required for the approval and adoption of the Merger. The Merger is expected to become effective as soon as practicable after shareholder approval is obtained and all other conditions to the Merger have been satisfied, including the receipt of all consents, orders and approvals necessary for consummation of the Merger. Prior to its effectiveness, however, the Merger may be abandoned by the Board if, for any reason, the Board determines that consummation of the Merger is no longer advisable.


FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

The Reincorporation of the Company pursuant to the Merger Agreement will be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, a holder of the Common Stock or Class A Preferred Stock (in each case, a "Holder") will not recognize gain or loss in respect of Holder's Common or Class A Preferred Stock as a result of the Reincorporation. The Holder's basis in a share of Synthonics Delaware will be the same as Holder's basis in the corresponding share of the Company held immediately prior to the Reincorporation. The

Holder's holding period in a share of Synthonics Delaware will include the period during which Holder held the corresponding share of the Company, provided Holder held the corresponding share as a capital asset at the time of the Reincorporation.

In addition, neither the Company nor Synthonics Delaware will recognize gain or loss as a result of the Reincorporation, and Synthonics Delaware will generally succeed, without adjustment, to the tax attributes of the Company. Upon Reincorporation, however, Synthonics Delaware will be subject to Delaware franchise tax, which is based on the total asset value of the corporation. The estimated amount of the Delaware franchise tax is approximately $620 per year.

The foregoing summary of federal income tax consequences is included for general information only and does not address all income tax consequences to all of the Company's shareholders. The Company's shareholders are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation with respect to the application and effect of state, local and foreign income and other tax laws.


SECURITIES ACT CONSEQUENCES

Pursuant to Rule 145(a) (2) under the Securities Act of 1933, as amended (the "Securities Act"), a merger which has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate registration of shares of common stock of Synthonics Delaware will not be required.

DESCRIPTION OF CAPITAL STOCK AND VOTING RIGHTS

The Company's authorized capital consists of 100,000,000 shares of Common Stock, par value $.01 per share, and 20,550,000 shares of Preferred Stock of which 550,000 are designated Class A Preferred Stock par value $10.00 per share and of which 20,000,000 are designated Class B Preferred Stock.

As of September 30, 1999, there were 27,621,679 shares of Common Stock outstanding and 10,000 shares of Class A Preferred Stock outstanding. There were no shares of Class B Preferred Stock outstanding. The holders of Common Stock and Class A Preferred Stock are entitled to receive dividends, on a share-for-share basis if, as and when declared by the Board of Directors out of funds legally available therefore as provided for in the Company's Amended and Restated Bylaws ("Utah Bylaws").

COMPARISON OF SHAREHOLDER RIGHTS UNDER DELAWARE AND UTAH CORPORATE LAW AND CHARTER DOCUMENTS

GENERAL. Subject to shareholder approval prior to the effective time (the "Effective Time") of the Merger, the Company will change its domicile to Delaware and shall thereafter be governed by the DGCL and by the Delaware Certificate and the Delaware Bylaws ("Delaware Charter Documents"). Upon the filing with and acceptance by the Secretary of State of Delaware of a Certificate of Merger in Delaware, the Company will become Synthonics Delaware and the outstanding shares of Company Common Stock will be deemed for all purposes to evidence ownership of, and to represent, shares of Synthonics Delaware Common Stock.

The Delaware Charter Documents effectively replace the Company's current Amended and Restated Articles of Incorporation ("Utah Articles") and the Utah Bylaws (together, the "Utah Charter Documents") including providing officers, directors and agents of Synthonics Delaware with certain indemnification rights in addition to those currently provided for the Company.

If the Reincorporation is consummated, holders of Common Stock and Preferred Stock (and holders of options, warrants or other securities exchangeable for or convertible into Common Stock) will become holders of Delaware Common Stock, which will result in their rights as shareholders being governed by the laws of the State of Delaware. In addition, their rights as shareholders will be governed by the Delaware Charter Documents. It is not practical to describe all of the differences between the Delaware Articles and the Utah Articles and the Delaware Bylaws and the Utah Bylaws or all of the differences between the laws of the States of Delaware and Utah. The following is a summary of some of the significant rights of the shareholders under Utah and Delaware law and under the Utah and Delaware Charter Documents. This summary is qualified in its entirety by reference to the full text of such documents and laws.

AUTHORIZED CAPITAL STOCK

The following discussion is qualified in its entirety by reference to the Delaware Charter Documents.

The total number of shares that may be issued by Synthonics Delaware is 120,550,000 of the par value per share hereinafter set forth. The description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, restrictions and preferences granted to and imposed upon the shares of each class are discussed below.

COMMON STOCK. The authorized capital stock of Synthonics Delaware, upon effectuation of the transaction set forth in the Merger Agreement, will consist of 100,000,000 shares of Delaware Common Stock $0.01 par value. Each share of Delaware Common Stock shall have, for all purposes one vote per share. Subject to the cumulative dividend preference to holders of Delaware Class A Preferred and Delaware Class B Preferred Stock, the shares of Delaware Common Stock are entitled to participate in any dividends available therefor in equal amounts per share on all outstanding Delaware Preferred Shares and Delaware Common Stock. The holders of Delaware Common Stock issued and outstanding have and possess the right to receive notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Delaware Common Stock or approval of the common shareholders is required or requested. Shareholders will not have a right to cumulate their votes for the election of directors.

PREFERRED STOCK. Upon effectuation of the transaction set forth in the Merger Agreement, the authorized capital stock of Synthonics Delaware will include 550,000 shares of Delaware Class A Preferred Stock with a stated par value of $10.00 per share, and 20,000,000 shares of Delaware Class B Preferred Stock, with a stated par value of $.01. The designations, powers, preferences, rights and restrictions granted or imposed upon the Delaware Class A Preferred Stock are substantially identical to the powers, preferences, rights and restrictions granted or imposed upon the Class A Preferred Stock. The Board will have authority to issue the undesignated Delaware Class B Preferred Stock in one or more series and to determine the powers, preferences and rights and the qualifications, limitations or restrictions granted to or imposed upon any wholly unissued series of undesignated Delaware Class B Preferred Stock and to fix the number of shares constituting any series and the designation of such series, without any further vote or action by the stockholders of the Company. The issuance of Class B Preferred Stock may have the effect of delaying, deferring or preventing a change in control of the Company without further action by the stockholders and may adversely effect the voting and other rights of the holders of Delaware Common Stock.

VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS

DELAWARE. Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the certificate of incorporation, no vote of shareholders of the corporation surviving a merger is necessary if: (i) the merger does not amend the certificate of incorporation of the corporation; (ii) each outstanding share immediately prior to the merger is to be an identical share after the merger and (iii) either no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger plus that initially issuable on conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger.



UTAH. A merger, share exchange or sale of all or substantially all of the assets of a corporation (other than a sale in the ordinary course of the corporation's business) requires the approval of a majority (unless the articles of incorporation, the bylaws or a resolution of the board of directors requires a greater number) of the outstanding shares of the corporation (voting in separate voting groups, if applicable). No vote of the shareholders of the


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surviving corporation in a merger is required if: (i) the articles of incorporation of the surviving corporation will not be changed; (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% of the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (iv) the number of participating shares (shares that entitle their holder to participate without limitation in distributions) outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger.

Both Utah and Delaware law require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, Utah law also requires certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. As a result, shareholder approval of such transactions may be easier to obtain under Delaware law for companies that have more than one class of shares outstanding.

SHAREHOLDERS CONSENT WITHOUT A MEETING

DELAWARE. Unless otherwise provided in the certificate of incorporation, action requiring the vote of shareholders, including the removal and election of directors, may be taken without a meeting, without prior notice and without a vote, by the written consent of shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and acted.

UTAH. Unless otherwise provided in the articles of incorporation, action requiring the vote of shareholders may be taken without a meeting and without prior notice by one or more written consents of the shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted (if shareholder action is by less than unanimous written consent, notice shall be provided to the shareholders who did not consent at least ten days before the consummation of the transaction, action or event authorized by the shareholders). However, any written consent for the election of directors must be unanimous and the shareholders of any corporation in existence prior to July 1, 1992, are required to adopt a resolution permitting action by less than unanimous written consent; otherwise, the shareholders are only permitted to act by unanimous written consent.

DISSENTERS' RIGHTS

DELAWARE. Shareholders are entitled to demand appraisal of their shares in the case of mergers or consolidations, except where: (i) they are shareholders of the surviving corporation and the merger did not require their approval under the DGCL; (ii) the corporation's shares are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by The National Association of Securities Dealers, Inc.; or (iii) the corporation's shares are held of record by more than 2,000 shareholders. Appraisal rights are available in either (i), (ii) or (iii) above, however, if the shareholders are required by the terms of the merger or consolidation to accept any consideration other than (a) stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of another corporation which are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares, or (d) any combination of the foregoing appraisal rights are not available in the case of a sale, lease, exchange or other disposition by a corporation of all or substantially all of its property and assets.

UTAH. In connection with a merger, share exchange or sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation (other than in the ordinary course of the corporation's business), a


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dissenting shareholder, after complying with certain procedures, is entitled to payment from the corporation of the fair value of the shareholder's shares. The fair value is estimated by the corporation. However, if the shareholder is unwilling to accept the corporation's estimate, the shareholder may provide the corporation with an estimate of the fair value and demand payment of that amount. If the corporation is unwilling to pay that amount, the corporation shall apply for judicial determination of the fair value. Unless the articles of incorporation, bylaws or a resolution of the board of directors provide otherwise, shareholders are not entitled to dissenters' rights when the shares are listed on a national securities exchange or the National Market System of NASDAQ, or are held of record by more than 2,000 holders. However, this exception does not apply if, pursuant to the corporate action, the shareholder will receive anything except (i) shares of the surviving corporation, (ii) shares of a corporation that is or will be listed on a national securities exchange, the National Market System of NASDAQ, or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares or (iv) any combination of the foregoing.

DIVIDENDS

DELAWARE. Dividends may be paid either (i) out of surplus (the excess at any time of the net assets of the corporation over the amount of its capital), or
(ii) in case there is no surplus, out of the corporation's net profits for the fiscal year in which the dividend is declared and/or its net profits for the preceding fiscal year. A corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation

UTAH. A corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual, course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

ANTI-TAKEOVER STATUTES

DELAWARE. Except under certain circumstances, the Delaware Law prohibits a "business combination" between the corporation and an "interested shareholder" within three years of the shareholder becoming an "interested shareholder." Generally, an "interested shareholder" is a person or group that directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years. A "business combination" includes a merger, consolidation, sale or other disposition of assets having an aggregate value in excess of 10% of the aggregate market value of the consolidated assets of the corporation or its outstanding stock, and certain transactions that would increase the interested shareholders' proportionate share ownership in the board of directors prior to the date the interested shareholder became an interested shareholder under the DGCL, such business combinations between a corporation and an interested shareholder are prohibited unless (a) prior to the date the person became an interested director the board of directors approved either the business combination or the transaction which resulted in the person becoming an interested shareholder; (b) the interested shareholder acquired at least 85% of the outstanding voting stock of the corporation in the transaction in which the shareholder became an interested shareholder excluding, for purposes of determining the number of shares outstanding, shares held by persons who are directors and also officers and by employee stock plans in which participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered; (c) the business combination is approved by a majority of the board of directors and by the affirmative vote of two thirds of the votes entitled to be cast by disinterested shareholders at an annual or special meeting, (d) the corporation does not have a class of voting stock that is listed on a national securities exchange, authorized for quotation on an interdealer quotation system of a registered national securities association, or held by more than 2,000 shareholders unless any of the foregoing results from action taken, directly or indirectly, by an interested shareholder or (e) the corporation has opted out of this provision. Synthonics Delaware has not opted out of these provisions governing business combinations as permitted under the Delaware Law.

The Board of Directors of Synthonics Delaware will approve Argoquest 7, LLC as a significant stockholder of that corporation as a result of the Reincorporation. Accordingly, Argoquest 7 will not be deemed an Interested Stockholder for the purposes of Section 203, and Argoquest 7, LLC will be permitted to pursue further Business Combinations with Synthonics Delaware should it desire to do so in the future; PROVIDED that it shall not control greater than 20% of Synthonics Delaware's voting stock. No other Business Combinations have been proposed or are contemplated.

UTAH. The Utah Control Share Acquisitions Act, set forth in Sections 61-6-1 through 61-6-12 of the Utah Code Annotated, provides, among other things, that, when any person obtains shares (or the power to direct the voting shares) of "an issuing public corporation" such that the person's voting power equals or exceeds any of three levels (20%, 33 1/3% or 50%), the ability to vote (or to direct the voting of) the "control shares" is conditioned on approval by a majority of the corporation's shares (voting in voting groups, if applicable), excluding the "interested shares". Shareholder approval may occur at the next annual meeting of the shareholders, or, if the acquiring person requests and agrees to pay the associated costs of the corporation, at a special meeting of the shareholders (to be held within 50 days of the corporation's receipt of the request by the acquiring person). If authorized by the articles of incorporation or the bylaws, the corporation may redeem "control shares" at the fair market value if the acquiring person fails to file an "acquiring person statement" or if the shareholders do not grant voting rights to control shares. If the shareholders grant voting rights to the control shares, and if the acquiring person obtained a majority of the voting power, shareholders may be entitled to dissenters' rights under the URBCA. An acquisition of shares does not constitute a control share acquisition if (i) the corporation's articles of incorporation or bylaws provide that this Act does not apply, (ii) the acquisition is consummated pursuant to a merger in accordance with the URBCA or (iii) under certain other specified circumstances.

QUORUM OF DIRECTORS

DELAWARE. Unless a greater or lesser number is required for a quorum by the certificate of incorporation or bylaws (but in no event less than one-third of the votes of the entire board or committee), a majority of the directors then in office shall constitute a quorum.

UTAH. A quorum of the board of directors consists of a majority of the fixed number of directors if the corporation has a fixed board size, or if the corporation's bylaws provide for a variable board size, a majority of the number of directors prescribed, or if no number is prescribed, the number in office. However, the articles of incorporation or the bylaws may establish a higher or lower number of directors to constitute a quorum, but in no event may the number be less than one-third of the number of directors.

DERIVATIVE SUITS

DELAWARE. The plaintiff must have been a shareholder of the corporation at the time of the transaction of which he complains or his stock thereafter must have devolved upon him by operation of law.

UTAH. A person may not commence a derivative action unless the person was a shareholder of the corporation at the time when the transactions complained of occurred (unless the person became a shareholder through transfer by operation of law from a person who was a shareholder at the time). The complaint must be verified and allege with particularity (i) the demand made on the board of directors and that either the demand was refused or ignored by the board of directors, or (ii) if no demand was made on the board of directors, why the person did not make the demand. If a court finds that the proceeding was commenced without reasonable cause, the court may require the plaintiff to pay the defendant's reasonable expenses, including counsel fees.

SPECIAL MEETINGS OF SHAREHOLDERS

DELAWARE. Shareholders generally do not have the right to call meetings of shareholders unless such right is granted in the certificate of incorporation or bylaws. However, if a corporation fails to hold its annual meeting within a period of 30 days after the date designated therefor, or if no date has been designated for a period of 13 months after its last annual meeting, the Delaware Court of Chancery may order a meeting to be held upon the application of a shareholder.

UTAH. Special meetings of the shareholders may be called by: (i) the board of directors (ii) the person or persons authorized by the bylaws to call a special meeting, or (iii) the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The corporation shall give notice of the date, time and place of the meeting no fewer than 10 and no more than 60 days before the meeting. Notice of a special meeting must include a description of the purposes for which the special meeting is called.

AMENDMENTS TO CHARTER

DELAWARE. Amendments to the certificate of incorporation require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon, except that if the certificate of incorporation requires the vote of a greater number of proportion of the directors or of the holders of any class of stock than is required by the DGCL with respect to any matter, the provision of the certificate of incorporation may not be amended, altered or repealed by Synthonics Delaware except by such greater vote.

UTAH. The board of directors may propose amendments to the articles of incorporation for submission to the shareholders. For an amendment to be adopted, (i) the board of directors must recommend the amendment to the shareholders (unless the board determines that because of a conflict of interest or other special circumstances it should not make a recommendation and communicates the basis for its determination to the shareholders), and (ii) unless the articles of incorporation, the bylaws (if authorized by the articles of incorporation) or a resolution of the board of directors require a greater number, the amendment must be approved by (a) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would create dissenters' rights, (b) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would materially and adversely affect the voting group's rights in shares (including preferential rights, rights in redemption, preemptive rights, voting rights or rights in certain reverse splits), and (c) a majority of the votes cast for all other voting groups (voting separately, as applicable, with shares constituting a quorum present for each voting group).

NOTICE, ADJOURNMENT AND PLACE OF STOCKHOLDERS' MEETINGS.

DELAWARE. There is no specific statutory requirement under Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals may be made without advance notice at the annual meeting. However, federal securities laws generally provide that shareholder proposals that the proponent wishes to include in the Company's proxy materials must be received not less than 120 days in advance of the date stated in the proxy statement released in connection with the previous years annual meeting.

UTAH. The Utah Law and Utah Charter Documents require that notice of shareholders' meetings be given between 10 and 60 days before a meeting unless the shareholders waive or reduce the notice period by unanimous consent in writing.

Both Utah and Delaware law provide for adjournments of shareholders' meetings. The Utah Charter Documents require notice of the adjournment if the adjournment is for 30 days or more. Delaware Law and the Delaware Charter Documents require that if the adjournment is for more than 30 days or if a new record date is fixed, notice must be given to the shareholders as for an original meeting.

Both the Delaware law and Utah law permit meetings of shareholders to be held at such place as is designated by or in the manner provided in the Bylaws. If not so designated, Delaware law requires that the meeting be held at the registered office of the Delaware corporation, while Utah law provides for the principal office of the corporation.

DIRECTORS

DELAWARE. The Delaware Certificate provides that the number of members of the Board shall be not less than five nor more than nine, until changed by a duly adopted amendment to the Certificate of Incorporation or to the Bylaws. A majority of the number of directors then in office constitutes a quorum for the transaction of business. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum is present.

Synthonics Delaware's Certificate of Incorporation provides that the Board of Directors shall be divided into three classes of directors, each class to be as nearly equal in number of directors as possible. Like the Utah Articles, the Delaware Certificate does not permit cumulative voting in the election of directors. Accordingly, the holders of a majority of the voting power of the outstanding shares of voting stock can now elect all of the Company's directors. The classification of the Board of Directors of Synthonics Delaware will have the effect of making it more difficult to change the composition of the Board of Directors. At least two shareholder meetings, instead of one, will be required to effect a change in the control of the Board. The Board of Directors believes that a classified Board with staggered terms will help to assure the continuity and stability of the Company's management and policies in the future, since a majority of the directors at any time will have prior experience as directors of the Company.

The directors of the Corporation shall be divided into three classes, designated Class I, Class II and Class III. The term of the initial Class I directors shall terminate on the date of the 2002 annual meeting of stockholders; the term of the initial Class II directors shall terminate on the date of the 2001 annual meeting of stockholders and the term of the initial Class III directors shall terminate on the date of the 2000 annual meeting of stockholders. At each annual meeting of stockholders beginning in 2000, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term.

UTAH. The Utah Articles provide that the Board of Directors of the Company consists of not less than three (3) directors with actual number being determined by resolutions adopted by the Board or the holders of Company Common Stock. Currently, the Company has eight (8) directors. The Board is divided into three classes, with each director serving a three year term, staggered by class so that one class is elected each year. A majority of the number of directors constitutes a quorum for the transaction of business. The Utah Bylaws provide that a vacancy among the directors may be filled for the unexpired term by the affirmative vote of a majority of the remaining directors in office, though less than a quorum.

ELECTION AND REMOVAL OF DIRECTORS

DELAWARE. The Delaware Bylaws provide that directors shall hold office until the next annual meeting of shareholders following their election. Any director, or the entire Board, may be removed only for cause, and only by the vote of a majority of the voting power of the Company. Vacancies on the board may be filled by the directors.

UTAH. The Utah Bylaws provide that each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. Under Utah law and the Utah Charter Documents, directors may be removed by a majority vote of shareholders, with or without cause.
Vacancies on the board may be filled by the directors or the shareholders.

INSPECTION OF BOOKS AND RECORDS

DELAWARE. Pursuant to Article IX of the Delaware Certificate, any Stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof delivered to the Corporation's principal place of business, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its Stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a Stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the Stockholder.

UTAH. Upon providing the corporation with a written demand at least five business days before the date the shareholder wishes to make an inspection, a shareholder and his agent and attorneys are entitled to inspect and copy , during regular business hours, (i) the articles of incorporation, bylaws, minutes of shareholders meetings for the previous three years, written communications to shareholders for the previous three years, names and business addresses of the officers and directors, the most recent annual report delivered to the State of Utah, and financial statements for the previous three years and
(ii) if the shareholder is acting in good faith and for a proper purpose, excerpts from the records of the board of directors and shareholders (including minutes of meetings, written consents and waivers of notices), accounting records and shareholder lists.

TRANSACTIONS WITH OFFICERS AND DIRECTORS

DELAWARE. Under the DGCL, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable, if approved by the shareholders or the directors under substantially the same circumstances as in Utah. Approval by the shareholders, however, requires only a simple majority. Board approval must be by a majority of the disinterested directors, but interested directors may be counted for purposes of establishing a quorum.

UTAH. The Utah Law provides that every director who is in any way, directly or indirectly, interested in a proposed contract or transaction with the Company is liable to account to the Company for any profit made as a consequence of the Company entering into such transaction unless such person (a) disclosed his or her interest at the meeting of directors where the proposed transaction was first considered, and, after his or her disclosure, the transaction was approved by the a majority of the disinterested directors; (b) disclosed his or her interest prior to a meeting or written consent of shareholders and, after his or her disclosure, the transaction was approved by the a majority of the disinterested shares; or (c) can show that the contract or transaction was fair and reasonable to the Company.

LIMITATION ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS AND DIRECTORS

DELAWARE. Delaware Law permits a corporation to adopt provisions in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, with the following exceptions: (a) a breach of the director's duty of loyalty; (b) payment of an unlawful stock dividend or making an unlawful stock repurchase or redemption; (c) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; or
(d) in any transaction in which the director derived an improper personal benefit. The Delaware Certificate eliminates the liability of directors of the corporation for monetary damages to the fullest extent permissible under Delaware Law.

Delaware Law permits a corporation to indemnify its current and former directors, officers, employees and other agents under circumstances similar to those for which the Utah Charter Documents provide. Article IX, paragraph (a) of the Delaware Certificate require Synthonics Delaware to indemnify all such persons whom it has the power to indemnify to the fullest extent legally permissible by the Delaware law. The Delaware Bylaws permit Synthonics Delaware to advance expenses to a director or officer, provided that the director or executive officer undertakes to repay amounts advanced if it is ultimately determined that such person is not entitled to indemnification, and subject to such other conditions as the Board may impose.

Indemnification rights under Delaware Law are not exclusive. Accordingly, Synthonics Delaware's Bylaws specifically permit Synthonics Delaware to indemnify its directors, officers, employees and other agents pursuant to an agreement, bylaw provision, shareholder vote or vote of disinterested directors or otherwise, any or all of which may provide indemnification rights broader than those currently available under the Utah or Delaware indemnification statutes.

UTAH. The URBCA permits a corporation, if so provided in its articles of incorporation, its bylaws or in a shareholder resolution, to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages due to any action taken or any failure to take action as a director, except liability for: (a) improper financial benefits receive by a director; (b) intentional inflictions of harm on the corporation or its shareholders; (c) payment of dividends to shareholders making the corporation insolvent; and (d) intentional violations of criminal law. The Utah Charter Documents eliminate the liability of directors of the corporation for monetary damages to the fullest extent permissible under URBCA.

Under the URBCA, a corporation may indemnify its current and former directors, officers, employees and other agents made party to any proceeding because of their relationship to the corporation against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the corporation's best interests, and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The URBCA also permits a corporation to indemnify its directors, officers, employees and other agents in connection with a proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is such an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the proceeding. The URBCA prohibits the indemnification of an agent in connection with a proceeding by or in the right of the corporation in which the director, officer, employee or agent was adjudged liable to the corporation, or in connection with any other proceeding in which the agent is adjudged liable on the basis that the agent derived an improper personal benefit. The Utah Charter Documents permit indemnification of all such persons whom it has the power to indemnify to the fullest extent legally permissible under the URBCA. The URBCA permits a corporation to advance expenses incurred by a director, officer, employee or agent who is a party to a proceeding in advance of final disposition of the proceeding if that person provides (a) a written affirmation of his good faith belief that he acted in good faith, in the corporation's best interests and, in the case of a criminal proceeding, had no reasonable cause to believe his conduct was unlawful; (b) a written undertaking by or on behalf of that person to repay the advance if it is ultimately determined that such person's conduct did not meet the statutory standard required for indemnification; and
(c) the corporation determines under the facts then known that indemnification would not be precluded. The Utah Charter Documents permit such advances.

Both the Delaware Charter Documents and Utah Charter Documents provide that Synthonics Delaware and the Company, respectively, may purchase insurance on behalf of those persons entitled to be indemnified by the Company.

DISSENTERS' RIGHTS AS A RESULT OF THE REINCORPORATION MERGER

Shareholders have dissenters' rights in Utah as a result of the proposed Reincorporation Merger. Shareholders who oppose the Reincorporation Merger will have the right to receive payment for the value of their shares as set forth in sections 16-10(a)-1301 et. seq. of the URBCA. A copy of these sections is attached hereto as Exhibit C to this Proxy Statement. The material requirements for a shareholder to properly exercise his or her rights are summarized below. However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any shareholder wishing to assert such rights.

Under the URBCA, such dissenters' rights will be available only to those common or preferred shareholders of the Company who (i) object to the proposed Reincorporation Merger in writing prior to or at the Special Meeting before the vote on the matter is taken (a negative vote will not itself constitute such a written objection); and (ii) do not vote any of their shares in favor of the proposed Reincorporation Merger at the Special Meeting.

Within ten days after the effective date of the Reincorporation Merger, Synthonics Delaware will send to each shareholder who has satisfied both of the foregoing conditions a written notice in which Synthonics Delaware will notify such shareholders of their right to demand payment for their shares and will supply a form for dissenting shareholders to demand payment. Shareholders will have 30 days to make their payment demands or lose such rights. If required in the notice sent by Synthonics Delaware, each dissenting shareholder must also certify whether or not he or she acquired beneficial ownership of such shares before or after the date of the first announcement to the news media of the proposed transaction.

Upon receipt of each demand for payment, Synthonics Delaware will pay each dissenting shareholder the amount that Synthonics Delaware estimates to be the fair value of such shareholder's shares, plus interest from the date of the completion of the Reincorporation Merger to the date of payment. With respect to any dissenting shareholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, Synthonics Delaware may, instead of making payment, offer such payment if the dissenter agrees to accept it in full satisfaction of his or her demand. "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the Reincorporation Merger and the Share Exchange, excluding any appreciation or depreciation in anticipation of such events.

Any dissenter who does not wish to accept the payment or offer made by Synthonics Delaware must notify Synthonics Delaware in writing of his or her own estimate of the fair value of the shares within 30 days after the date Synthonics Delaware makes or offers payment. If the dissenting shareholder and Synthonics Delaware are unable to agree on the fair value of the shares, then Synthonics Delaware will commence a proceeding with the Utah courts within 60 days after receiving the dissenter's notice of his or her own estimate of fair value. If Synthonics Delaware does not commence such a proceeding within the 60-day period, it must pay each dissenter whose demand remains unresolved the amount demanded by such dissenter. If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine such value.

All dissenting shareholders must be a party to the proceeding, and all such shareholders will be entitled to judgment against Synthonics Delaware for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) to the date of payment. The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against Synthonics Delaware unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment at a higher amount than that offered by Synthonics Delaware. Each of Synthonics Delaware and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay such legal fees and expenses because of the conduct of such party.

The loss or forfeiture of appraisal rights simply means the loss of the right to receive a cash payment from Synthonics Delaware in exchange for shares. In such event the shareholder would still hold the appropriate number of shares of Synthonics Delaware.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PROPOSAL TO REINCORPORATE IN DELAWARE INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

IMPACT ON HOLDERS OF COMPANY PREFERRED STOCK

The Delaware Class A Preferred Stock will have substantially the same rights, preferences and privileges as the Class A Preferred Stock. Shares of Delaware Class A Preferred Stock will be convertible, on a one-for-one basis, into shares of the Synthonics Delaware Common Stock. For a general comparison of the rights of stockholders under Delaware and Utah law, see "Comparison of Shareholder Rights under Utah and Delaware Corporate Law and Charter Documents," above.

INCORPORATION BY REFERENCE OF CERTAIN FINANCIAL INFORMATION

The following portions of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998 are incorporated herein by reference:
`Management's Discussion and Analysis of Financial Condition and Operational Results' and `Financial Statement and Supplementary Data.' This documents is available without charge, on request by any person to whom this Proxy is delivered, from the Company or directly from the Securities and Exchange Commission. A copy of such document is available without charge to any person, including any beneficial holder of the Company's Common Stock to whom this Proxy Statement was delivered, on written or oral request to Synthonics Technologies, Inc. 31324 Via Colinas, Suite 106, Westlake Village, California 91362,
Attention: Secretary (telephone number: (818) 707-6000).

Any statement contained in a document all or a portion of which is incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Proxy Statement except as so modified or superseded.

VOTE REQUIRED

Under Utah law, the affirmative vote of a majority of the outstanding shares of Common Stock is needed to approve the proposed Reincorporation.

          Although the Board of Directors has recommended that the foregoing proposal be adopted, shareholders should be aware that the continuing Directors may have a personal interest in the Merger because it broadens the scope of indemnification available to Directors. The broader scope of indemnification available under Delaware law could result in increased costs and expenses to the Company to the potential indirect detriment of the shareholders. See "Comparison of Shareholder Rights under Utah and Delaware Corporation Laws and Charter Documents."

AMENDMENT TO THE MERGER AGREEMENT; TERMINATION

          The Merger Agreement may be terminated and the Reincorporation abandoned, notwithstanding shareholder approval, by the Board of Directors of the Company at any time before consummation of the Merger if (i) shareholders holding more than five percent (5%) of the issued and outstanding shares of the Company's Common Stock dissent and seek appraisal rights; or (ii) the Board of Directors of the Company determines that in its judgment the Reincorporation does not appear to be in the best interests of the Company or its shareholders. In the event the Merger Agreement is terminated or the shareholders fail to approve the Reincorporation, the Company would remain as a Utah corporation.

RECOMMENDATION OF THE BOARD OF DIRECTORS

FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE TRANSACTIONS CONTEMPLATED BY THE PROPOSED REINCORPORATION MERGER ARE DESIRABLE AND IN THE BEST INTERESTS OF THE COMPANY'S SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" SUCH PROPOSAL.

                                   PROPOSAL 2

                             1999 STOCK OPTION PLAN

GENERAL

     On October 1, 1999, the Board approved the creation of the Synthonics Technologies, Inc. 1999 Stock Option Plan (the "1999 Plan"), the provisions and terms of which are similar to the Synthonics Technologies, Inc. 1998 Stock Option Plan (the "1998 Plan") and which will enable the Company to obtain and retain the services of the types of employees, consultants, officers and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all shareholders of the Company. The Board believes that the ability to grant stock-based awards is important to the future success of the Company. The grant of stock options and other stock-based awards can motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of the Company. The creation of a new stock option plan will increase the number of shares available for awards and will enable the Company to continue realizing the benefits of granting stock-based compensation.

     At November __, 1999 the closing sale price of the Common Stock was $__.__ per share.

SUMMARY OF 1999 PLAN TERMS

The following summary of the 1999 Plan is qualified in its entirety by the specific language of the 1999 Plan, a copy of which is attached as "Exhibit D."

PURPOSE. The purpose of the 1999 Plan is to advance the interests of the Company and its shareholders by strengthening the Company's ability to obtain and retain the services of the types of employees, consultants, officers and directors who will contribute to the Company's long term success and to provide incentives which are linked directly to increases in stock value will inure to the benefit of all shareholders of the Company.

ADMINISTRATION. The 1999 Plan may be administered by the Board of Directors, or a committee of two or more directors appointed by the Board of Directors whose members serve at the pleasure of the Board. The party administering the 1999 Plan is referred to as the "Administrator."

Subject to the provisions of the 1999 Plan, the Administrator has full and final authority to (ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (iv) to determine when Rights are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Rights shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Right; (vii) to determine whether each Stock Option is to be an Incentive Stock Option or a Non-Statutory Option; (viii) to prescribe the terms and conditions of each Stock Option and Purchase Right, including, without limitation, the purchase price and medium of payment, vesting provisions and repurchase provisions, and to specify the provisions of the Stock Option Agreement or Stock Purchase Agreement relating to such grant or sale; (ix) to amend any outstanding Rights for the purpose of modifying the time or manner of vesting, the purchase price or exercise price, as the case may be, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan;
(xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and (xii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

STOCK SUBJECT TO THE PLAN. Subject to adjustments for a change in the number of outstanding share of Stock through the declaration of stock dividends, stock splits, or through a recapitalization resulting in Stock splits, or combinations or exchanges of the outstanding shares, the total number of shares of Stock reserved and available for issuance under the 1999 Plan shall be 5,500,000. Shares reserved for the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

ELIGIBILITY. Any person who is a director, officer, employee or consultant of the Company, or any of its subsidiaries (a "Participant"), is eligible to be considered for the grant of awards under the 1999 Plan. As of September 30, 1999, approximately 10 officers, directors, employees and independent contractors of the Company were eligible to receive awards under the 1999 Plan.

TYPES OF AWARDS. Awards authorized under the 1999 Plan may consist of any type of arrangement with a Participant that, by its terms, involves or might involve or be made with reference to the issuance of shares of the Company's Common Stock, or a derivative security with an exercise or conversion price related to the Common Stock or with a value derived from the value of the Common Stock. Awards are not restricted to any specified form or structure and may include sales, bonuses and other transfers of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock or securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, or any other type of award which the Administrator shall determine is consistent with the objectives and limitations of the 1999 Plan. An award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

CONSIDERATION. The Common Stock or other property underlying an award may be issued for any lawful consideration as determined by the Administrator, including, without limitation, a cash payment, services rendered, or the cancellation of indebtedness. An award may provide for a purchase price of the Common Stock or other property at a value less than the fair market value of the Common Stock or other property on the date of grant. In addition, an award may permit the recipient to pay the purchase price of the Common Stock or other property or to pay such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by delivering previously owned shares of capital stock of the Company or other property, or by reducing the number of shares of Common Stock or the amount of other property otherwise issuable pursuant to such award.

TERMINATION OF AWARDS. All awards granted under the 1999 Plan expire ten years from the date of grant, or such shorter period as is determined by the Administrator. No option is exercisable by any person after such expiration. If an award expires, terminates or is canceled, the shares of Common Stock not purchased thereunder shall again be available for issuance under the 1999 Plan.

AMENDMENT AND TERMINATION OF THE 1999 PLAN. The Administrator may amend the 1999 Plan at any time, may suspend it from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval is required for any amendment which materially increases the number of shares for which awards may be granted, materially modifies the requirements of eligibility, or materially increases the benefits which may accrue to recipients of awards under the 1999 Plan. However, no such action by the Board of Directors or stockholders may unilaterally alter or impair any award previously granted under the 1999 Plan without the consent of the recipient of the award.

                FEDERAL INCOME TAX CONSEQUENCES FOR STOCK OPTIONS


The following is a general discussion of the principal United States federal income tax consequences of both "incentive stock options" within the meaning of
Section 422 of the Code ("Incentive Stock Options") and non-statutory stock options ("Non-statutory Stock Options") based upon the United States Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder, all of which are subject to modification at any time. The 1999 Plan does not constitute a qualified retirement plan under Section 401(a) of the Code (which generally covers trusts forming part of a stock bonus, pension or profit-sharing plan funded by employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit sharing and other employee benefit plans).

CONSEQUENCES TO EMPLOYEES: INCENTIVE STOCK OPTIONS. No income is recognized for federal income tax purposes by an optionee at the time an Incentive Stock Option is granted, and, except as discussed below, no income is recognized by an optionee upon his or her exercise of an Incentive Stock Option. If the optionee makes no disposition of the Common Stock received upon exercise within two years from the date such option was granted or one year from the date such option is exercised (the "ISO Holding Period Requirements"), the optionee will recognize long-term capital gain or loss when he or she disposes of his or her Common Stock. Such gain or loss generally will be measured by the difference between the exercise price of the option and the amount received for the Common Stock at the time of disposition.

If the optionee disposes of the Common Stock acquired upon exercise of an Incentive Stock Option without satisfying the ISO Holding Period Requirements, any amount realized from such "disqualifying disposition" will be taxed at ordinary income tax rates in the year of disposition to the extent that (i) the lesser of (a) the fair market value of the shares of Common Stock on the date the Incentive Stock Option was exercised or (b) the fair market value of such shares at the time of such disposition exceeds (ii) the Incentive Stock Option exercise price. Any amount realized upon disposition in excess of the fair market value of the shares of Common Stock on the date of exercise will be treated as long-term or short-term capital gain depending upon the length of time the shares have been held.

The use of stock acquired through exercise of an Incentive Stock Option to exercise an Incentive Stock Option will constitute a disqualifying disposition if the ISO Holding Period Requirements have not been satisfied.

For alternative minimum tax purposes, the excess of the fair market value of the shares of Common Stock as of the date of exercise over the exercise price of the Incentive Stock Option is included in computing that year's alternative minimum taxable income. However, if the shares of Common Stock are disposed of in the same year, the maximum alternative minimum taxable income with respect to those shares is the gain on disposition of the shares. There is no alternative minimum taxable income from a disqualifying disposition in subsequent years.

CONSEQUENCES TO EMPLOYEES: NON-STATUTORY STOCK OPTIONS. No income generally is recognized by a holder of Non-statutory Stock Options at the time Non-statutory Stock Options are granted under the 1999 Plan. In general, at the time shares of Common Stock are issued to a holder pursuant to the exercise of Non-statutory Stock Options, the holder will recognize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price.

A holder will recognize gain or loss on the subsequent sale of Common Stock acquired upon exercise of Non-statutory Stock Options in an amount equal to the difference between the sales price and the tax basis of the Common Stock, which will include the exercise price paid plus the amount included in the holder's income by reason of the exercise of the Non-statutory Stock Options. Provided the shares of Common Stock are held as a capital asset, any gain or loss resulting from a subsequent sale will be short-term or long-term capital gain or loss depending upon the length of time the shares have been held.

CONSEQUENCES TO THE COMPANY: INCENTIVE STOCK OPTIONS. The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Stock Option. There are also no federal income tax consequences to the Company as a result of the disposition of Common Stock acquired upon exercise of an Incentive Stock Option if the disposition is not a "disqualifying disposition." At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for the amount received by the optionee to the extent that such amount is taxable to the optionee at ordinary income tax rates.

CONSEQUENCES TO THE COMPANY: NON-STATUTORY STOCK OPTIONS. Generally, the Company will be entitled to a deduction for federal income tax purposes in the Company's taxable year in which the optionee's taxable year of income inclusion ends and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of Non-statutory Stock Options.

                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE

        The following table sets forth, as to the Chief Executive Officer and as to each of the other four most highly compensated officers whose compensation exceeded $100,000 during the last fiscal year (the "Named Executive Officers"), information concerning all compensation paid for services to the Company in all capacities during the last three fiscal years.

                           SUMMARY COMPENSATION TABLE


                                                          ANNUAL COMPENSATION      LONG TERM
                                                                                  COMPENSATION

NAME AND PRINCIPAL POSITION (1)     FISCAL YEAR         SALARY        OTHER        NUMBER OF
                                       ENDED                          ANNUAL       SECURITIES
                                                                   COMPENSATION    UNDERLYING
                                                                                    OPTIONS



F. Michael Budd...............      December 31, 1998    $  45,000          --        720,465


    Chief Executive Officer         December 31, 1997    $  90,000          --        378,860


                                    December 31, 1996    $       0          --        750,000



Charles S. Palm...............      December 31, 1998    $  75,000          --        385,142


   Secretary and Chief              December 31, 1997    $ 150,000          --        189,430


   Technical Officer                December 31, 1996    $ 150,000          --      1,162,260



Joseph R. Maher...............      December 31, 1998    $ 101,500          --         78,195


   Vice President of Marketing      December 31, 1997    $  36,000          --        280,000


   and Sales                        December 31, 1996    $       0          --           --


------------------------------
    (1) For a description of employment agreements between certain executive officers and the Company, see "Employment Agreements with Executive Officers" below.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth certain information regarding the grant of stock options made during the fiscal year ended December 31, 1998 to the Named Executive Officers.


                        OPTION GRANTS IN LAST FISCAL YEAR


   NAME                                         NUMBER          PERCENT OF     EXERCISE OR    EXPIRATION
                                                  OF              TOTAL           BASE           DATE
                                               SECURITIES        OPTIONS         PRICE
                                              UNDERLYING        GRANTED TO
                                                OPTION          EMPLOYEES
                                                GRANTED         IN FISCAL
                                                                  YEAR


F. Michael Budd............................     720,465          60.05%          $ 0.53        12/31/03



Charles S. Palm............................     385,142          31.24%          $ 0.53        12/31/03



Joseph R. Maher ...........................      78,195           6.34%          $ 0.53        12/31/03



STOCK OPTIONS HELD AT FISCAL YEAR END

The following table sets forth, for those Named Executive Officers who held stock options at fiscal year end, certain information regarding the number of shares of Common Stock underlying stock options held at fiscal year end and the value of options held at fiscal year end based upon the last reported sales price of the Common Stock on the OTC Bulletin Board October 31, 1999 ($0.09 per share). No stock options were exercised by any Named Executive Officer during fiscal 1998.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                       NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                      UNDERLYING UNEXERCISED             IN-THE-MONEY
                                            OPTIONS AT                    OPTIONS AT
                                        DECEMBER 31, 1998              DECEMBER 31, 1998

                                     EXERCISABLE UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE


F. Michael Budd.................       1,399,325    150,000            -0-         $  -0-


Charles S. Palm.................       3,401,037    150,000            -0-         $  -0-


Joseph R. Maher.................         358,195        -0-            -0-         $  -0-




EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

        F. Michael Budd and Charles S. Palm both have employment contracts with the Company. Both are effective until December 31, 2000. Each contract contains an Incentive Stock Option for 750,000 shares of common stock. The option price per share is $.50 and the 750,000 shares vest over a four year period with all shares being bested by July 1, 2000.

        Thomas K. Carpenter received compensation for Business Development consulting services totaling $10,000 during the fiscal year ended December 31, 1998.

REQUIRED VOTE

The approval of the Amendment requires the affirmative vote of a majority of the votes entitled to be cast by the holders of shares of the Company's Common Stock present or represented and entitled to vote on this matter at the Special Meeting. An abstention will be counted toward the tabulation of votes cast and will have the same effect as a vote against the proposal. A broker non-vote, however, will not be treated as a vote cast for or against approval of the proposal.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE 1999 STOCK OPTION PLAN.

OTHER MATTERS

The Company does not know of any other matters that are to be presented for action at the Meeting. If any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote the shares represented by the proxy in accordance with their judgment on those matters.

 Westlake Village, California

November __, 1999

                                    EXHIBIT A


                          AGREEMENT AND PLAN OF MERGER


THIS AGREEMENT AND PLAN OF MERGER (hereinafter called the "Merger Agreement") is made as of October 26, 1999, by and between SYNTHONICS TECHNOLOGIES, INC., a Utah corporation ("Synthonics Utah"), and SYNTHONICS TECHNOLOGY MERGERCORP., a Delaware corporation ("Synthonics Delaware"). Synthonics Utah and Synthonics Delaware are sometimes referred to as the "Constituent Corporations."

The authorized capital stock of Synthonics Utah consists of one hundred million (100,000,000) shares of Common Stock, par value $0.01 per share, twenty million five hundred fifty thousand (20,550,000) shares of Preferred Stock of which five hundred fifty thousand are designated Series A Preferred Stock par value $10.00 per share and of which twenty million (20,000,000) are designated Series B Preferred Stock. The authorized capital stock of Synthonics Delaware, upon effectuation of the transactions set forth in this Merger Agreement, will consist of 100,000,000 shares of Common Stock par value $0.01 and 20,550,000 shares of Preferred Stock.

The directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations that Synthonics Utah merge into Synthonics Delaware upon the terms and conditions herein provided.

NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that Synthonics Utah shall merge into Synthonics Delaware on the following terms, conditions and other provisions:

I.   TERMS AND CONDITIONS.

     1.1 MERGER. Synthonics Utah shall be merged with and into Synthonics Delaware (the "Merger"), and Synthonics Delaware shall be the surviving corporation (the "Surviving Corporation") effective upon the date when this Merger Agreement is filed with the Secretary of State of Delaware (the "Effective Date").

     1.2 SUCCESSION. On the Effective Date, Synthonics Delaware shall continue its corporate existence under the laws of thc State of Delaware, and the separate existence and corporate organization of Synthonics Utah, except insofar as it may be continued by operation of law, shall be terminated and cease.

     1.3 TRANSFER OF ASSETS AND LIABILITIES. On thc Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of thc Constituent Corporations; and all and singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

     1.4 COMMON STOCK OF SYNTHONICS UTAH AND SYNTHONICS DELAWARE. On the Effective Date, by virtue of the Merger and without any further action on the part of thc Constituent Corporations or their shareholders, (i) each share of Common Stock of Synthonics Utah issued and outstanding immediately prior thereto shall be converted into shares of fully paid and nonassessable shares of the Common Stock of Synthonics Delaware at a ratio of 1 to 1 (ii) each share of Series A Preferred Stock of Synthonics Utah issued and outstanding immediately prior to thereto shall be converted into shares of the Common Stock of Synthonics Delaware at a ratio of 1 to 1, and (iii) each share of Common Stock of Synthonics Delaware issued and outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

     1.5 STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock or of the Preferred Stock of Synthonics Utah shall be deemed for all purposes to evidence ownership of and to represent the shares of Synthonics Delaware into which the shares of Synthonics Utah represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Synthonics Delaware evidenced by such outstanding certificate as above provided.

     1.6 OPTIONS. On the Effective Date, the Surviving Corporation will assume and continue Synthonics Utah's 1998 Stock Award Plan, and the outstanding and unexercised portions of all options to purchase Common Stock of Synthonics Utah, including without limitation all options outstanding under such stock plan and any other outstanding options, shall be converted into options of Synthonics Delaware, such that an option for shares of Synthonics Utah shall be converted into an option for shares of Synthonics Delaware at a ratio of 1 to 1. No other changes in the terms and conditions of such options will occur. Effective on the Effective Date, Synthonics Delaware hereby assumes the outstanding and unexercised portions of such options and the obligations of Synthonics Utah with respect thereto.

II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS.

     2.1 CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation and Bylaws of Synthonics Delaware in effect on the Effective Date shall continue to be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

     2.2 DIRECTORS. The directors of Synthonics Utah immediately preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms and until their successors are elected and qualified.

     2.3 OFFICERS. The officers of Synthonics Utah immediately preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

III. MISCELLANEOUS.

     3.1 FURTHER ASSURANCES. From time to time, and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Synthonics Utah such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Synthonics Utah and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Synthonics Utah or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     3.2 AMENDMENT. At any time before or after approval by the shareholders of Synthonics Utah, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the shareholders of Synthonics Utah, the principal terms may not be amended without the further approval of the shareholders of Synthonics Utah) as may be determined in the judgment of the respective Board of Directors of Synthonics Delaware and Synthonics Utah to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

     3.3 CONDITIONS TO MERGER. The obligations of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

          (a) the Merger shall have been approved by the shareholders of Synthonics Utah in accordance with applicable provisions of the Business Corporations Act of the State of Utah; and

          (b) Synthonics Utah, as sole stockholder of Synthonics Delaware, shall have approved the Merger in accordance with the General Corporation Law of the State of Delaware; and

          (c) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of Synthonics Utah to be material to consummation of the Merger shall have been obtained.

     3.4 ABANDONMENT OR DEFERRAL. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Synthonics Utah or Synthonics Delaware or both, notwithstanding the approval of this Merger Agreement by the shareholders of Synthonics Utah or Synthonics Delaware, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of Synthonics Utah and Synthonics Delaware, such action would be in the best interest of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that Synthonics Utah shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

     3.5 COUNTERPARTS. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of Synthonics Utah and Synthonics Delaware, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

SYNTHONICS TECHNOLOGIES, INC.

A Utah corporation







By  /S/ F. MICHAEL BUDD
  -----------------------------------

Name: F. Michael Budd

Title:  Chief Executive Officer



ATTEST:







-----------------------------------

Name: Charles S. Palm

 Title:        Secretary





SYNTHONICSTECHNOLOGIES
MERGER CORP.

A Delaware corporation





By  /S/ F. MICHAEL BUDD
  -----------------------------------

Name: F. Michael Budd

Title:  Chief Executive Officer

ATTEST:







-----------------------------------

Name:    Charles S. Palm

Title:       Secretary

                                    EXHIBIT B

                          CERTIFICATE OF INCORPORATION

                                       OF

                       SYNTHONICS TECHNOLOGIES MERGERCORP.

            FIRST:      The  name  of  this  corporation  is  SYNTHONICS
TECHNOLOGIES MERGERCORP (the "Corporation").

            SECOND:     The address of the registered office of the Corporation
in the State of Delaware is c/o National Registered Agents, Inc., 9 East Loockerman Street, City of Dover, County of Kent, Delaware 19901. The name of its registered agent at such address is National Registered Agents, Inc.

            THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 to the Delaware Code (the "GCL").

            FOURTH: (a) The total number of shares that may be issued by the Corporation and that the Corporation will be authorized to have is One Hundred Twenty Million Five Hundred Fifty Thousand (120,550,000) of the par value per share hereinafter set forth. A description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, and preferences granted to the and restrictions imposed upon the shares of each class are as follows:

                    (b) COMMON STOCK. The total number of shares of Common Stock this Corporation shall have the authority to issue is One Hundred Million (100,000,000). The Common Stock shall have a stated par value of $0.01 per share. Each share of Common Stock shall have, for all purposes one (1) vote per share. Subject to the cumulative dividend preference to holders of Class A and Class B Preferred Shares as provided in herein, the shares of Common Stock are entitled to participate in any dividends available therefor in equal amounts per share on all outstanding Preferred Shares and Common Stock. Subject to the provisions for the payment of the liquidation preference to the holders of Class A and Class B Preferred Shares as provided herein, the Common Stock is entitled to participate in all distributions to shareholders made upon liquidation, dissolution, or winding up of the corporation in equal amounts per share as all outstanding Class A and Class B Preferred Shares and Common Stock. The holders of Common Stock issued and outstanding have and possess the right to receive notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Common Stock or approval of the common shareholders is required or requested. Shareholders will not have a right to cumulate their votes for the election of directors.

                  (i) CLASS A PREFERRED SHARES. The total number of shares of Class A Preferred Shares this Corporation is authorized to issue is Five Hundred fifty Thousand (550,000), with a stated par value of $10.00 per share. The designations, powers, preferences, rights and restrictions granted or imposed upon the Class A Preferred Shares and holders thereof are as follows:

                  (ii)  DIVIDEND PREFERENCE.   The Class A Preferred
                        Shareholders are entitled to receive dividends on a cumulative basis at the rate of twelve percent (12%) of its stated par value per annum (the "Dividend Preference"), payable on a quarterly basis on the fifteenth (15th) day of the next month following the end of each fiscal quarter. Such dividends shall accrue from the date of issuance whether or not earned. Dividends on the Class A Preferred Shares shall be cumulative so that if dividends required to be paid on said shares are not paid or set apart for payment by the Board of Directors on or before fifteenth day of the month following the end of each fiscal quarter, in which the same are due, the rights thereof shall cumulate and remain due and payable by the Corporation. No dividends or other distributions may be made to the Common Stock during any fiscal year of the Corporation until dividends on the Preferred Shares in the amount of the Dividend Preference have been paid or set apart for payment.

                  (iii) LIQUIDATION PREFERENCE.

                        (A) In the event of a voluntary, or involuntary
                  liquidation, dissolution or winding up of the Corporation, the holders of Class A Preferred Shares shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, an amount equal to the stated par value less the aggregate amount of all prior distributions to its Preferred Shareholders made to holders of all classes of Preferred Shares, plus any accrued previously declared but unpaid dividends (the amount so determined being hereinafter referred to as the "Liquidation Preference"). No distribution shall be made to the holders of the Common Shares upon liquidation, dissolution, or winding up until after the full amount of the Liquidation Preference has been distributed or provided to the holders of the Preferred Shares.

                        (B) If, upon such liquidation, dissolution or winding up
                  the assets thus distributed among the Preferred Shareholders shall be insufficient to permit payment to such shareholders of the full amount of the Liquidation Preference, the entire assets of the Corporation shall be distributed ratably among the holders of all classes of Preferred Shares.

                        (C) In the event of any voluntary, or involuntary
                  liquidation, dissolution or winding up of the Corporation, when the Corporation has completed distribution of the full Liquidating Preference to the holders of the Class A Preferred Shares, the Class A Preferred Shares shall be considered to have been redeemed, and thereafter, the remaining assets of the Corporation shall be paid in equal amounts on all outstanding shares of Common Stock.

                        (D) A consolidation or merger of the Corporation with or
                  into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation shall not be deemed a liquidation, dissolution or winding up within the meaning of this clause (ii).

                  (iii) REDEMPTION RIGHTS. The Corporation, at the option of the
                        Board of Directors, may at any time redeem after December 31, 1998, all of the outstanding Class A Preferred Shares by paying, in cash, a sum equal to the $10.50 per share for each Class A Preferred Share so redeemed, hereinafter referred to as the "redemption price" by giving to each Class A Preferred Shareholder of record at his or her last known address, as shown on the records of the Corporation at least thirty (30) days prior notice in writing, by first-class mail, postage prepaid stating the date and plan of redemption, hereinafter called he "redemption notice." On or after the date fixed for redemption, each holder of shares called for redemption shall surrender his or her certificate(s) for such shares to the Corporation at the place designated in the redemption notice and shall thereupon be entitled to receive payment of the redemption price. If the redemption notice is duly given, and if sufficient funds are available therefore on the date fixed for redemption, then, whether or not the certificates evidencing the shares to be redeemed are surrendered, all rights with respect to such shares shall terminate on the date fixed for redemption, except the right of the holders to receive the redemption price, without interest, on surrender of their certificates therefor. Shares redeemed by the Corporation shall be restored to the status of authorized but unissued shares of the Corporation.

                  (iv) CONVERSION RIGHTS. At any time up to and including two (2) days before the date fixed for redemption of redeemable shares in a notice of redemption (as provided above), holders of the Class A Preferred Shares being redeemed who endorse the share certificates and deliver them together with a written notice of their intent to convert to the corporation at its principal office, shall be entitled to convert and receive five (5) shares of Common Stock for each share being converted at the rate of $2.00 per share of Common Stock being converted into. Such redemption is subject to the following adjustments, terms, and conditions:

                        (A) If the number of outstanding shares of common Stock
                  has been increased or decreased since the initial issuance of the Class A Preferred Shares (or series having conversion rights (by reason of any split, stock dividend, merger, consolidation or other capital change or reorganization affecting the number of outstanding shares of Common Stock), the number of shares of common Stock to be issued on conversion to the holders or Class A Preferred Shares shall equitably be adjusted by appropriate amendment of this article. The purpose of such adjustment is to preserve fairly and equitably (as far as reasonably possible) the original conversion rights of the Class A Preferred shares being converted. No redemption notice pursuant to this article shall be given until an amendment to the articles required to effect this adjustment has been made.

                        (B) Shares converted under this article shall not be
                  reissued. The corporation shall at all times reserve and keep available a sufficient number of authorized but unissued common shares, and shall obtain and keep in effect any required permits to enable it to issue and deliver all common shares required to implement the conversion rights granted herein.

                        (C) No fractional shares shall be issued upon
                  conversion, but the corporation shall pay cash for any fractional shares of Common Stock to which shareholders may be entitled at the fair value of such shares at the time of conversion. The board of directors shall determine such fair value.

                  (v)   DEFAULT CONVERSION RIGHTS.  If the Corporation is in
                        -------------------------
                        default in the payment of any dividend to be paid to the holders of the Class A Preferred Shares, at any time up to and including two (2) days before the date fixed for redemption of redeemable shares in a notice of redemption (as provided above), who endorse the share certificates and deliver them together with a written notice of their intent to convert to the corporation at its principal office, shall be entitled to convert and receive seven (7) shares of Common Stock for each share being converted at the rate of $1.43 per share of Common Stock being converted into. Such conversion and redemption is subject to the adjustments, terms and conditions set forth in Article Fourth paragraph (c)(iv).

                  (vi) VOTING RIGHTS. The Class A Preferred Shares shall be non-voting and the holders of Class A Preferred Shares shall not be entitled to vote upon the election of directors or upon any other matters.

                        (d)   ISSUANCE AND TERMS OF CLASS B PREFERRED
Shares. The total number of shares of Class B Preferred Shares this Corporation is authorized to issue is Twenty Million (20,000,000), with a stated par value of $0.01. The Board of Directors is hereby authorized from time to time, without shareholder action, to provide for the issuance of Class B Preferred Shares in one or more series not exceeding in the aggregate the number of Class B Preferred Shares authorized by this Certificate of Incorporation, as amended from time to time; and to determine with respect to each such series the voting powers, if any (which voting powers, if granted, may be full or limited), designations, preferences, and relative, participating, option, or other special rights, and the qualifications, limitations, or restrictions relating thereto, including without limiting the generality, of the foregoing, the voting rights relating to Class B Preferred Shares of any series (which may be one or more votes per share or a fraction of a vote per share, which may vary, over time, and which may be applicable generally or only upon the happening and continuance of stated events or conditions), the rate of dividend to which holders of Class B Preferred Shares of any series may be entitled (which may be cumulative or non-cumulative), the rights of holders of

Class B Preferred Shares of any series in the event of liquidation, dissolution, or winding up of the affairs of the Corporation, the rights, if any, of holders of Class B Preferred Shares of any series to convert or exchange such Class B Preferred Shares of such series for shares of any other class or series of capital stock or for any other securities, property., or assets of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable), whether or not the shares of that series shall be redeemable, and if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates, and whether any shares of that series shall be redeemed pursuant to a retirement or sinking fund or otherwise and the terms and conditions of such obligation.

                        (e) Before the Corporation shall issue any Class B Preferred Shares of any series, Certificate of Designation or an Amended or Amended and Restated Certificate of Incorporation, fixing the voting powers, designations, preferences, the relative, participating, option, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the Class B Preferred Shares of such series, and the number of Class B Preferred Shares of such series authorized by the Board of Directors to be issued shall be filed with the Secretary of State in accordance with the Delaware General Corporations Law ("GCL") and shall become effective without any shareholder action. The Board of Directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

            FIFTH: Special meetings of the stockholders for any purpose or purposes may be called at any time only by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or President of the Corporation.

            SIXTH: (a) The directors of the Corporation shall be divided into three classes, designated Class I, Class II and Class III. The term of the initial Class I directors shall terminate on the date of the 2002 annual meeting of stockholders; the term of the initial Class II directors shall terminate on the date of the 2001 annual meeting of stockholders and the term of the initial Class III directors shall terminate on the date of the 2000 annual meeting of stockholders. At each annual meeting of stockholders beginning in 2000, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as reasonably possible, and any additional directors of any class elected to fill a vacancy resulting from a increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent directors. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors, howsoever resulting, shall be filled only by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director and not by the stockholders. Any director elected to fill a vacancy shall hold office for a term that shall coincide with the terms of the class to which such director shall have been elected.

                        (b) Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office at any time, for cause only, by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation then entitled to vote generally in the election of directors, considered for purposes of this Article SIXTH as one class.

                        (c) Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation or the resolution or resolutions adopted by the Board of Directors pursuant to paragraph (c) of Article FOURTH applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article SIXTH unless expressly provided by such terms.

            SEVENTH:   (a)   Elections  of  directors at an annual or special
meeting of stockholders need not be by written ballot unless the Bylaws of the Corporation shall otherwise provide.

                       (b) Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of the stockholders at an annual or special meeting duly noticed and called, as provided in the Bylaws of the Corporation, and may not be taken by written consent of the stockholders pursuant to the GCL.

            EIGHTH: The officers of the Corporation shall be chosen in such a manner, shall hold their offices for such terms and shall carry out such duties as are determined solely by the Board of Directors, subject to the right of the Board of Directors to remove any officer or officers at any time with or without cause.

            NINTH:     (a) The Corporation shall indemnify to the fullest extent
authorized or permitted by law (as now or hereafter in effect) any person made, or threatened to be made, a defendant or witness to any action, suit or proceeding (whether civil or criminal or otherwise) by reason of the fact that he/she, his/her testator or intestate, is or was a director or officer of the Corporation or by reason of the fact that such director or officer, at the request of the Corporation, is or was serving any other Corporation, partnership, joint venture, trust, employee benefit plan or enterprise, in any capacity. Nothing contained herein shall affect any rights to indemnification to which employees other than directors and officers may be entitled by law. No amendment or repeal of this Section (a) of Article NINTH shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omissions occurring prior to such amendment or repeal.

                        (b)   No director of the Corporation shall be
personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) pursuant to Section 174 of the GCL, or (iv) for any transaction from which such director derived an improper personal benefit. No amendment to repeal of this Section (b) of Article NINTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

                        (c) In furtherance and not in limitation of the powers conferred by statute:

                  (i) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify against such liability under the provisions of law; and

                  (ii) The Corporation may create a trust fund, grant a security interest and/or use other means (including, without limitation, letters of credit, surety bonds and/or other similar arrangements), as well as enter into contracts providing indemnification to the fullest extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein, or elsewhere.

            TENTH:      In  furtherance  and not in  limitation  of the powers
conferred by statute, the Board of Directors is expressly authorized to adopt, repeal, alter, amend or rescind the Bylaws of the Corporation.

            ELEVENTH:   The name and mailing  address for the  Incorporator of
the Corporation is as
follows: F. Michael Budd, 31324 Via Colinas, Suite 106, Westlake Village, California 91362.

            TWELFTH: The Corporation reserves the right to repeal, alter, amend or rescind any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this
reservation.   Incorporator

                                    EXHIBIT C

          UTAH BUSINESS CORPORATION ACT SECTION 1301-1331 OF PART 13

                           PART 13. DISSENTERS' RIGHTS

      16-10A-1301  DEFINITIONS.-For purposes of Part 13:
      (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
      (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
      (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.
      (4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.
      (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.
      (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10a-723.
      (7) "Shareholder" means the record shareholder or the beneficial shareholder.

      16-10A-1302 RIGHT TO DISSENT.- (1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:
      (a) consummation of a plan of merger to which the corporation is a party if:
      (i) shareholder approval is required for the merger by Section 16-10a-1103 or the articles of incorporation; or
      (ii) the corporation is a subsidiary that is merged with its parent under
Section 16-10a-1104;
      (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;
      (c) consummation of a sale, lease, exchange or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and
      (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).
      (2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.
      (3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection (4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automate4d Quotation System, or were held of record by more than 2,000 shareholders, at the time of:
      (a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to vote;
      (b) the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or
      (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

      (4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:
      (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;
      (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;
      (c)   cash in lieu of fractional shares; or
      (d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares; or
      (5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

      16.10A-1303 DISSENT BY NOMINEES AND BENEFICIAL OWNERS.-(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.
      (2) A beneficial shareholder may assert dissenters'; rights as to shares held on his behalf only if:
      (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
      (b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.
      (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to Section 16-10a-1322.

      16-10A-1320 NOTICE OF DISSENTERS' RIGHTS.--(1) If a proposed corporate action creating dissenters' rights under Section 16-10a- 1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.
      (2) If a proposed corporate action creating dissenters' rights under
Section 16-10a- 1302 is authorized without a meeting of shareholders pursuant to
Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

      16-10A-1321 DEMAND FOR PAYMENT - ELIGIBILITY AND NOTICE OF INTENT.--(1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:
      (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and
      (b) may not vote any of his shares in favor of the proposed action.
      (2) If a proposed corporate action creating dissenter's rights under
Section 16-10a-1302 is authorized
without a meeting of shareholders pursuant to Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.
      (3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
      (4) A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.

      16-10A-1322 DISSENTER'S NOTICE.--(1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.
      (2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:
      (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;
      (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;
      (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
      (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;
      (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;
      (f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and
      (g) be accompanied by a copy of this part.

      16-10A-1323 PROCEDURE TO DEMAND PAYMENT.--(1) A shareholder who is given a dissenters' notice described in Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:
      (a) cause the corporate to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10a-1322(2)d, duly completed, or may be stated in another writing;
      (b) deposit certificates for his certified for his certificated shares in accordance with the terms of the dissenters' notice; and
      (c) if required by the corporation in the dissenters' notice described in
Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.
      (2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.
      (3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

      16-10A-1324 UNCERTIFICATED SHARES.--(1) Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326.
      (2) In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares.

      16-10A-1325 PAYMENT.--(1) Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and receipt by the corporation of each payment demand pursuant to Section 16-10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenters' shares, plus interest to each dissenter who has compiled with Section 16-10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.
      (2)   Each payment made pursuant to Subsection (1) must be accompanied by:
      (a) (i) (A) the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;
      (B)   an income statement for that year;
      (C) a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and
      (D) the latest available interim financial statements, if any; (ii) the balance sheet and statements referred to in Subsection (i)
must be audited if the corporation customarily provides audited financial statements to shareholders;
      (b) a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;
      (c) a statement of the dissenter's right to demand payment under Section 16-10a-1328; and
      (d) a copy of this part.

      16-10A-1326 FAILURE TO TAKE ACTION.--(1) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 116-10a-1323 share thereafter have all rights of a shareholder is if no demand for payment had been made.
      (2) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10a-1322, and the provisions of Sections 16-10a-1323 through 16-10a-1328 shall again be applicable.

      16-10A-1327 SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.--(1) A corporation may, with the dissenters' notice given pursuant to Section 16-10a-1302, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302 and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before the date, the corporation may, in lieu of making the payment provided in Section 16-10a-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of the demand.
      (2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10a-1325(2).

      16-10A-1328 PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.--(1) A dissenter who has not accepted an offer made by a corporation under Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimate amount, plus interest, less any payment made under Section 16-10a-1325, if:
      (a) the dissenter believes that the amount paid under Section 16-10a-1325 or offered under Section 16-10a-1327 is les than the fair value of the shares;
      (b) the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or
      (c) the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restriction imposed on uncertificated shares as required by
Section 16-10a-1326.

      (2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection
(1) within 30 days after the corporation made or offered payment for this shares

      16-10A-1330 JUDICIAL APPRAISAL OF SHARES--COURT ACTIONS.--(1) If a demand for payment under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.
      (2) The corporation shall commence the proceeding described in Subsection
(1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.
      (3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10a-1321, 16-10a-1323, and a16-10a-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10a-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.
      (4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
      (5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:
      (a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a-1325; or
      (b) for the fair value, plus interest, of the dissenters' after-acquired shares for which the corporation elected to withhold payment under Section 16-10a-1327.

      16-10A-1331 COURT COSTS AND COUNSEL FEES.--(1) The court in an appraisal proceeding commenced under Section 16-10a-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10a-1328.
      (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable.
      (a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10a-1320 through 16-10a-1328; or
      (b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.
      (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                                    EXHIBIT D

                          SYNTHONICS TECHNOLOGIES, INC.

                             1999 STOCK OPTION PLAN

                                    ARTICLE 1

                             GENERAL PURPOSE OF PLAN

      The name of this plan is the Synthonics Technologies, Inc. 1999 Stock Option Plan (the "PLAN"). The purpose of the Plan is to enable Synthonics Technologies, Inc., a Utah corporation (the "COMPANY") to obtain and retain the services of the types of employees, consultants, officers and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company.

                                    ARTICLE 2

                                   DEFINITIONS

For purposes of the Plan, the following terms shall be defined as set forth below:

      "ADMINISTRATOR" shall have the meaning as set forth in Article 3.

      "BOARD" means the Board of Directors of the Company.

      "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

      "COMMITTEE" means a committee of the Board designated by the Board to administer the Plan.

      "COMPANY" means Synthonics Technologies, Inc., a corporation organized under the laws of the State of Utah (or any successor corporation).

      "DATE OF GRANT" means the date on which the Administrator adopts a resolution expressly granting a Right to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

      "DIRECTOR" means a member of the Board.

      "DISABILITY" means permanent and total disability as defined by the Administrator.

      "ELECTION" shall have the meaning set forth in Section 11.3(d).

      "ELIGIBLE PERSON" means an employee, officer, consultant or Director of the Company, any Parent or any Subsidiary.

      "FAIR MARKET VALUE" per share at any date means (i) if the stock being valued is listed on an exchange or exchanges, or admitted for trading in a market system which provides last sale data under Rule 11Aa3-1 of the General Rules and Regulations of the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended (a "MARKET SYSTEM"), the last reported sales price per share on the last business day prior to such date on the principal exchange on which it is traded, or in such a Market System, as applicable, or if no sale was made on such day on such principal exchange or in such a Market System, as applicable, the last reported sales price per share on the most recent day prior to such date on which a sale was reported on such exchange or such Market System, as applicable; or (ii) if the stock being valued is not then traded on an exchange or in such a Market System, the average of the closing bid and asked prices per share for the stock being valued in the over-the-counter market as quoted on NASDAQ on the day prior to such date; or (iii) if the stock being valued is not listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Administrator, based on a price at which one could reasonably expect such stock to be sold in an arm's length transaction, for cash, other than on an installment basis, to a person not employed by, controlled by, in control of or under common control with the issuer of such stock.

      "FIRST REFUSAL RIGHT" shall have the meaning set forth in Section 8.1(c) of the Plan.

      "INCENTIVE STOCK OPTION" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

      "NON-STATUTORY OPTION" means a Stock Option intended to not qualify as an Incentive Stock Option.

      "OFFEREE"  means a Participant  who is granted a Purchase Right pursuant
to the Plan.      "OPTIONEE"  means  a  Participant  who is  granted  a  Stock
Option pursuant to the Plan.

      "PARENT" means any present or future corporation that would be a "parent corporation" as that term is defined in Section 424 of the Code.

      "PARTICIPANT" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority in Article 3, to receive grants of Rights.

      "PLAN" means this Synthonics Technologies, Inc. 1999 Stock Option Plan, as the same may be amended or supplemented from time to time.

      "PURCHASE PRICE" shall have the meaning set forth in Section 7.2(b).

      "PURCHASE RIGHT" means the right to purchase Stock granted pursuant to
Article 7.

      "RIGHTS" means Stock Options and Purchase Rights.

      "REPURCHASE RIGHT" shall have the meaning set forth in Section 8.1(a) of the Plan.

      "RETIREMENT" means retirement from active employment with the Company or any Parent or Subsidiary as defined by the Administrator.

      "SECTION 16(B) PERSON" means a person subject to Section 16(b) of the Exchange Act.

      "SPECIAL TERMINATING EVENT" with respect to a Participant shall mean the death, Disability or Retirement of that Participant.

      "STOCK" means the Common Stock, par value $.001 per share, of the Company.

      "STOCK OPTION" means an option to purchase shares of Stock granted pursuant to Article 6.

      "STOCK  OPTION  AGREEMENT"  shall have the  meaning set forth in Section
6.2.

      "STOCK PURCHASE  AGREEMENT"  shall have the meaning set forth in Section
7.2.

      "SUBSIDIARY" means any present or future corporation which would be a "subsidiary corporation" as that term is defined in Section 424 of the Code.

      "TAX DATE" shall have the meaning set forth in Section 11.3(d) of the Plan.

      "TEN PERCENT STOCKHOLDER" means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424 of the Code, Stock possessing more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

      "TERMINATING EVENT" occurs when a Participant ceases to be an employee, officer or consultant for the Company or, any Subsidiary or Parent of the Company for any reason other than death or permanent disability.

      "WITHHOLDING RIGHT" shall have the meaning set forth in Section 10.3(c) of the Plan.

                                    ARTICLE 3

                                 ADMINISTRATION

      SECTION 3.1 ADMINISTRATOR. The Plan shall be administered by either (i) the Board or (ii) the Committee (the group that administers the Plan is referred to as the "ADMINISTRATOR").

      SECTION 3.2 POWERS IN GENERAL. The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan, (i) Stock Options, (ii) Purchase Rights, or (iii) any combination of the foregoing.

      SECTION 3.3 SPECIFIC POWERS. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions;
(ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(iv) to determine when Rights are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Rights shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Right; (vii) to determine whether each Stock Option is to be an Incentive Stock Option or a Non-Statutory Option;
(viii) to prescribe the terms and conditions of each Stock Option and Purchase Right, including, without limitation, the purchase price and medium of payment, vesting provisions and repurchase provisions, and to specify the provisions of the Stock Option Agreement or Stock Purchase Agreement relating to such grant or sale; (ix) to amend any outstanding Rights for the purpose of modifying the time or manner of vesting, the purchase price or exercise price, as the case may be, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and (xii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

      SECTION 3.4 DECISIONS FINAL. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

      SECTION 3.5 THE COMMITTEE. The Board may, in its sole and absolute discretion, from time to time delegate any or all of its duties and authority with respect to the Plan to the Committee whose members are to be appointed by and to serve at the pleasure of the Board. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous written consent of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.


                                   ARTICLES 4

                              STOCK SUBJECT TO PLAN

      SECTION 4.1 STOCK SUBJECT TO THE PLAN. Subject to adjustment as provided in Article 9, the total number of shares of Stock reserved and available for issuance under the Plan shall be 5,500,000 shares. Shares reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

      SECTION 4.2 UNEXERCISED RIGHTS; REACQUIRED SHARES. To the extent that any Rights expire or are otherwise terminated without being exercised, the shares underlying such Rights (and shares related thereto) shall again be available for issuance in connection with future Rights under the Plan. Shares acquired by the Company upon exercise of Rights pursuant to Section 6.2(e) or Section 7.2(c) or
Section 11.3 shall not increase the shares available for issuance under the Plan.

                                    ARTICLE 5

                                   ELIGIBILITY

      Directors, officers, employees and consultants of the Company, any Parent or any Subsidiary, who are responsible for or contribute to the management, growth or profitability of the business of the Company, any Parent or any Subsidiary, shall be eligible to be granted Rights hereunder subject to limitations set forth in this Plan; PROVIDED, HOWEVER, that only officers and employees shall be eligible to be granted Incentive Stock Options hereunder.

                                    ARTICLE 6

                                  STOCK OPTIONS

      SECTION 6.1 GENERAL. Stock Options may be granted alone or in addition to other Rights granted under the Plan. Each Stock Option granted under the Plan shall be in such form and under such terms and conditions as the Administrator may from time to time approve, provided that such terms and conditions are not inconsistent with the Plan. The provisions of Stock Option Agreements entered into under the Plan need not be identical. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Statutory Options.

      SECTION 6.2 TERMS AND CONDITIONS OF STOCK OPTIONS. Each Stock Option granted pursuant to the Plan shall be evidenced by a written option agreement between the Company and the Optionee (the "STOCK OPTION AGREEMENT"), which shall comply with and be subject to the following terms and conditions:

                  (a) NUMBER OF SHARES. Each Stock Option Agreement shall state the number of shares of Stock to which the Stock Option relates.

                  (b) Type of Option. Each Stock Option Agreement shall identify the portion (if any) of the Stock Option which constitutes an Incentive Stock Option.

                  (c) Exercise Price. Each Stock Option Agreement shall state the price at which shares subject to the Stock Option may be purchased (the "Exercise Price"), which shall, with respect to Incentive Stock Options, be not less than 100% of the Fair Market Value of the shares of Stock on the Date of Grant. In the case of Non-Statutory Options, the Exercise Price shall be determined in the sole discretion of the Administrator; provided, however, that the Exercise Price shall be no less than 85% of the Fair Market Value of the shares of Stock on the Date of Grant of the Non-Statutory Option. In the case of either an Incentive Stock Option or a Non-Statutory Option granted to a Ten Percent Stockholder, the Exercise Price shall not be less than 110% of such Fair Market Value.

                  (d) VALUE OF SHARES. The Fair Market Value of the shares of Stock (determined as of the Date of Grant) with respect to which Incentive Stock Options are first exercisable by an Option Holder under this Plan and all other incentive option plans of the Company and any Parent or Subsidiary in any calendar year shall not, for such year, in the aggregate, exceed $100,000; PROVIDED, HOWEVER, that this Section 6.2(d) shall not affect the right of the Administrator to accelerate or otherwise alter the time of vesting of any Options granted as Incentive Stock Options even, if as a result thereof, some of such Options cease being Incentive Stock Options.

                  (e) MEDIUM AND TIME OF PAYMENT. The Exercise Price shall be paid in full, at the time of exercise, in cash or cash equivalents or, with the approval of the Administrator, (i) by reducing the number of shares of common stock issuable pursuant to such exercise which have a Fair Market Value equal to the rights so exercised or (ii) in shares of common stock of the Company which have been held by the Optionee for a period of at least six calendar months preceding the date of surrender and which have a Fair Market Value equal to the Exercise Price, or in a combination of cash and such shares, and may be effected in whole or in part (x) with monies received from the Company at the time of exercise as a compensatory cash payment or (y) to the extent that the Exercise Price exceeds the par value of the shares so purchased, with monies borrowed from the Company in accordance with Section 11.5.

                  (f) TERM AND EXERCISE OF STOCK OPTIONS. Stock Options shall be exercisable over the exercise period at the times the Administrator may determine, as reflected in the related Stock Option Agreements. The Administrator shall have discretion as to the schedule pursuant to which the Stock Option is initially exercisable; PROVIDED, HOWEVER, that in no event shall any option vest at a rate of less than 20% per year over 5 years from the Date of Grant of such Stock Options. The exercise period of any Stock Option shall be determined by the Administrator, but shall not exceed ten years from the Date of Grant of the Stock Option. The exercise period shall be subject to earlier termination upon the occurrence of either a Special Terminating Event, as provided in Section 11.6, or the Termination of Employment, as provided in
Section 11.7. A Stock Option may be exercised, as to any or all full shares of Stock as to which the Stock Option has become exercisable, by giving written notice of such exercise to the Company.

                                    ARTICLE 7

                                 PURCHASE RIGHTS

      SECTION 7.1 GENERAL. Purchase Rights may be granted alone or in addition to other Rights under the Plan. Each sale of Stock under this Article 7 shall be in such form and under such terms and conditions as the Administrator shall from time to time approve, provided that such terms and conditions are not inconsistent with the Plan. The provisions of Stock Purchase Agreements entered into under the Plan need not be identical.

      SECTION 7.2 TERMS AND CONDITIONS OF PURCHASE RIGHTS. Each Purchase Right granted pursuant to the Plan shall be evidenced by a written stock purchase agreement between the Company and the Offeree (the "STOCK PURCHASE AGREEMENT"), which shall comply with and be subject to the following terms and conditions:

                  (a) NUMBER OF SHARES. Each Stock Purchase Agreement shall state the number of shares of Stock which may be purchased pursuant to such agreement.

                  (b) PURCHASE PRICE. Each Stock Purchase Agreement shall state the price at which the Stock subject to such Stock Purchase Agreement may be purchased (the "PURCHASE PRICE"), which, with respect to Stock Purchase Rights, shall be determined in the sole discretion of the Administrator; PROVIDED, HOWEVER, that the Purchase Price shall be no less than 85% of the Fair Market Value of the shares of Stock on either the Date of Grant or the Date of Purchase of the Purchase Right. In the case of a Purchase Right granted to a Ten Percent Stockholder, the Purchase Price shall not be less than 110% of the Fair Market Value of the shares of Stock on either the Date of Grant or the Date of Purchase of the Purchase Right.

                  (c) MEDIUM AND TIME OF PAYMENT. The Purchase Price shall be paid in full, at the time of exercise, in cash or cash equivalent or, with the approval of the Administrator (i) by reducing the number of shares of common stock issuable pursuant to such exercise which have a Fair Market Value equal to the rights so exercised or (ii) in shares of common stock of the Company which have been held by the Offeree for a period of at least six calendar months preceding the date of surrender and which have a Fair Market Value equal to the Purchase Price, or in a combination of cash or cash equivalent and such shares, and may be effected in whole or in part (x) with monies received from the Company at the time of exercise as a compensatory cash payment or (y) to the extent the purchase price exceeds the par value of the shares so purchased, with monies borrowed from the Company in accordance with Section 11.5 of the Plan.

                                    ARTICLE 8

 REACQUISITION OF STOCK OPTIONS, PURCHASE RIGHTS AND STOCK; MARKET STAND-OFF

      SECTION 8.1 [INTENTIONALLY OMITTED.]

      SECTION 8.2 MARKET STAND-OFF.

            Each Stock Option Agreement and Stock Purchase Agreement shall provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the Company's initial public offering, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "MARKET STAND-OFF"); PROVIDED, HOWEVER, that in no event shall such period exceed two hundred seventy-five days (275) days.

                                    ARTICLE 9

                                   ADJUSTMENTS

      SECTION 9.1 EFFECT OF CERTAIN CHANGES.

            (a) STOCK DIVIDENDS, SPLITS, ETC.. If there is any change in the number of outstanding shares of Stock through the declaration of stock dividends or through a recapitalization resulting in Stock splits, or combinations or exchanges of the outstanding shares, then (i) the number of shares of Stock available for Rights, (ii) the number of shares of Stock covered by outstanding Rights and (iii) the Exercise Price or Purchase Price of any Stock Option or Purchase Right, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; PROVIDED, HOWEVER, that any fractional shares resulting from the adjustment shall be eliminated.

            (b) LIQUIDATION, DISSOLUTION, MERGER OR CONSOLIDATION. In the event of: (i) a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; or (iii) a reverse merger in which the Company is the surviving corporation, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, at the sole discretion of the Administrator, and to the extent permitted by applicable law: (i) any surviving corporation shall assume any Rights outstanding under the Plan or shall substitute similar Rights for those outstanding under the Plan; or (ii) such Rights shall continue in full force and effect; or (iii) such Rights, to the extent not then exercisable, shall terminate and expire; PROVIDED, HOWEVER, that not less than thirty days written notice of any such event shall be given to each Rights holder and if such notice is given, each Rights holder shall have the right, during the thirty days preceding such event, to exercise the Right as to all or any part of the shares of Stock covered thereby as to which such Right is then exercisable, on the condition, however, that such event actually occurs; and if such event actually occurs, such exercise shall be deemed effective (and, if applicable, the Rights holder shall be deemed a stockholder with respect to the Rights exercised) immediately preceding the occurrence of such event, or the date of record for stockholders entitled to share in such event, if a record date is set.

            (c) WHERE COMPANY SURVIVES. Section 9.1(b) shall not apply to a merger or consolidation in which the Company is the surviving corporation, unless shares of Stock are converted into or exchanged for securities other than publicly-traded common stock, cash (excluding cash in payment for fractional shares) or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive an amount of money payable by cash or cash equivalent or other property) of the shares of Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Administrator may provide that the holder of each Right then exercisable shall have the right to exercise such Right solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect Parent of the Company), property, cash or any combination thereof receivable upon such reclassification change, consolidation or merger by the holder of the number of shares of Stock for which such Right might have been exercised.

            (d) SURVIVING CORPORATION DEFINED. The determination as to which party to a merger or consolidation is the "SURVIVING CORPORATION" shall be made on the basis of the relative equity interests of the stockholders in the corporation existing after the merger or consolidation, as follows: If immediately following any merger or consolidation the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the corporation existing following the merger or consolidation, then for purposes of this Plan, the Company shall be the surviving corporation. In all other cases, the Company shall not be the surviving corporation. In making the determination of ownership by the stockholders of a corporation, immediately after the merger or consolidation, of equity securities pursuant to this Section 9.1(d), equity securities which the stockholders owned immediately before the merger or consolidation as stockholders of another party to the transaction shall be disregarded. Further, for purposes of this Section 9.1(d) only, outstanding voting securities of a corporation shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

            (e) PAR VALUE CHANGES. In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be "STOCK" within the meaning of the Plan.

      SECTION 9.2 DECISION OF ADMINISTRATOR FINAL. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; PROVIDED, HOWEVER, that each Incentive Stock Option granted pursuant to the Plan shall not be adjusted in a manner that causes such Stock Option to fail to continue to qualify as an Incentive Stock Option without the prior consent of the Optionee thereof.

      SECTION 9.3 NO OTHER RIGHTS. Except as hereinbefore expressly provided in this Article 9, no Rights holder shall have any rights by reason of any subdivision or consolidation of shares of Company stock or the payment of any dividend or any other increase or decrease in the number of shares of Company stock of any class or by reason of any of the events described in Section 9.1, above, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and, except as provided in this Article 8, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Rights. The grant of a Right pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

      SECTION 9.4 [INTENTIONALLY OMITTED.]

      SECTION 9.5 NO RIGHTS AS SHAREHOLDER. Except as specifically provided in this Article 9, a Rights holder or a transferee of a Right shall have no rights as a stockholder with respect to any shares covered by the Rights until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 9.1(b).

      SECTION 9.6 TERM OF EMPLOYMENT UNAFFECTED. The receipt of an option does not give the Optionee any right to continued employment by the Company or a subsidiary for any period, nor shall the granting of a Stock Option or the issuance of the shares of Stock on exercise thereof give the Company or any subsidiary any right to the continued services of the Optionee for any period.

                                   ARTICLE 10

                            AMENDMENT AND TERMINATION

      The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under any Right theretofore granted without such Participant's consent, or which without the approval of the stockholders would:

            (a) Except as provided in Article 9, materially increase the total number of shares of Stock reserved for the purposes of the Plan;

            (b) Materially increase the benefits accruing to Participants or Eligible Persons under the Plan; or

            (c) Materially modify the requirements for eligibility under the Plan.

      The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Article 3, no such amendment shall impair the rights of any holder without his or her consent.

                                   ARTICLE 11

                               GENERAL PROVISIONS

      SECTION 11.1      GENERAL RESTRICTIONS.

            (a) NO VIEW TO DISTRIBUTE. The Administrator may require each person acquiring shares of Stock pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view towards distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

            (b) LEGENDS. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      SECTION 11.2 OTHER COMPENSATION. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

      SECTION 11.3      DISQUALIFYING DISPOSITIONS; WITHHOLDING TAXES.

            (a) DISQUALIFYING DISPOSITION. Any Participant who shall make a "DISPOSITION" (as defined in the Code) of all or any portion of an Incentive Stock Option within two years from the date of grant of such Incentive Stock Option or within one year after the issuance of the shares of Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock and to maintain all such shares of Stock in his or her name so long as he or she maintains beneficial ownership of such shares of Stock.

            (b) WITHHOLDING REQUIRED. Each Participant shall, no later than the date as of which the value derived from a Right first becomes includable in the gross income of the Participant for income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the Right or its exercise. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Participant shall, to the extent permitted by law, have the right to request that the Company deduct any such taxes from any payment of any kind otherwise due to the Participant.

            (c) WITHHOLDING RIGHT. The Administrator may, in its discretion, grant a Rights holder the right (a "WITHHOLDING RIGHT") to elect to make such payment by irrevocably requiring the Company to withhold from shares issuable upon exercise of the Right that number of full shares of Stock having a Fair Market Value on the Tax Date (as defined below) equal to the amount (or portion of the amount) required to be withheld. The Withholding Right may be granted with respect to all or any portion of the Right.

            (d) EXERCISE OF WITHHOLDING RIGHT. To exercise a Withholding Right, the Rights holder must follow the election procedures set forth below, together with such additional procedures and conditions as may be set forth in the related Rights agreement or otherwise adopted by the Administrator:

                  (i) The Rights holder must deliver to the Company his or her written notice of election (the "ELECTION") to have the Withholding Right apply to all (or a designated portion) of his or her Right.

                  (ii) Unless disapproved by the Administrator as provided in Subsection (iii) below, the Election once made will be irrevocable.

                  (iii) No Election is valid unless the Administrator consents to the Election; the Administrator has the right and power, in its sole discretion, with or without cause or reason therefor, to consent to the Election, to refuse to consent to the Election, or to disapprove the Election; and if the Administrator has not consented to the Election on or prior to the date that the amount of tax to be withheld is fixed and determined by the Company under applicable federal income tax laws (the "TAX DATE"), the Election will be deemed approved.

                  (iv) If the Rights holder on the date of delivery of the Election to the Company is a Section 16(b) Person, the following additional provisions will apply:

                        (A) The Election cannot be made during the six calendar month period commencing with the date of the grant of the Withholding Right (even if the Right to which such Withholding Right relates has been granted prior to such date); PROVIDED, HOWEVER, that this Subsection (A) is not applicable to any Rights holder at any time subsequent to the death, Disability or Retirement of the Rights holder;

                        (B) The Election can only be made on a date which is six calendar months or more prior to the Tax Date; and

                        (C) Notwithstanding any other provision of this
Section 11.3(d)(iv), no Section 16(b) Person shall have the right to make any Election prior to the time that the Company has been subject to the reporting requirements of Section 13(a) of the Exchange Act for at least a year and has filed all reports and statements required to be filed pursuant to that Section for that year.

            (e) EFFECT. If the Administrator consents to an Election of a Withholding Right:

                  (i) Upon the exercise of the Right (or any portion thereof) to which the Withholding Right relates, the Company will withhold from the shares otherwise issuable that number of full shares of Stock having an actual Fair Market Value equal to the amount (or portion of the amount, as applicable) required to be withheld under applicable federal and/or state income tax laws as a result of the exercise; and

                  (ii) If the Rights holder is then a Section 16(b) Person who has made an Election, the related Right may not be exercised, nor may any shares of Stock issued pursuant thereto be sold, exchanged or otherwise transferred, if the result of such exercise, or such transaction, would cause the Tax Date to be less than six full calendar months following the date of the Election.

      SECTION 11.4 INDEMNIFICATION.. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; PROVIDED, HOWEVER, that within 60 days after institution of any such action, suit or proceeding, such Administrator shall, in writing, offer the

Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

      SECTION 11.5. LOANS. The Company may make loans to Optionees and Offerees as the Administrator, in its discretion, may determine in connection with the exercise of outstanding Stock Options and Purchase Rights granted under the Plan. Such loans shall (i) be evidenced by promissory notes entered into by the holders in favor of the Company; (ii) be subject to the terms and conditions set forth in this Section 11.5 and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine; and (iii) bear interest, if any, at such rate as the Administrator shall determine. In no event may the principal amount of any such loan exceed the Exercise Price or the Purchase Price less the par value of the shares of Stock covered by the Stock Option or Purchase Right, or portion thereof, exercised by the Optionee or Offeree. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal and applicable interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator; PROVIDED, HOWEVER, that the term of the loan, including extensions, shall not exceed 10 years. Unless the Administrator determines otherwise, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; PROVIDED, HOWEVER, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

      SECTION 11.6 SPECIAL TERMINATION. If a Special Terminating Event occurs, all Rights theretofore granted to such Rights holder, unless earlier terminated in accordance with their terms, may be exercised by the Rights holder or by his or her estate or by a person who acquired the right to exercise such Right by bequest or inheritance or otherwise by reason of the death or Disability of the Rights holder at any time within one year after the date of the Special Terminating Event. Notwithstanding the foregoing, an Incentive Stock Option shall expire three months after the date of Retirement or termination of employment of an Optionee.

      SECTION 11.7      TERMINATION OF EMPLOYMENT.

            (a) GENERAL PROVISION. Except as provided in this Section 11.7, no Right may be exercised unless the Right holder is then a Director of the Company, or in the employ of the Company or any Parent or Subsidiary, or rendering services as a consultant to the Company or any Parent or Subsidiary, and unless (in the case of an employee or Director) he or she has remained continuously so employed or engaged since the Date of Grant. If the employment or services of a Right holder (other than a consultant) shall terminate (other than by reason of a Special Terminating Event), all Rights previously granted to the Right holder which are exercisable at the time of such termination may be exercised for the period ending 90 days after such termination, unless otherwise provided in the Stock Option Agreement or Stock Purchase Agreement; PROVIDED, HOWEVER, that no Right may be exercised following the date of its expiration; PROVIDED FURTHER that notwithstanding any other provision of this Plan or any Stock Option Agreement or Stock Purchase Agreement, the Right holder shall have the right to exercise the Right, to the extent it was exercisable at termination of employment: (i) at least six months from the date of termination if termination is caused by death or disability; and (ii) at least 30 days from the date of termination if termination was caused other than by death or disability. Nothing in the Plan or in any Right granted pursuant to the Plan shall confer upon an employee or consultant any right to continue in the employ of or engagement with the Company or any Parent or Subsidiary or interfere in any way with the right of the Company or any Parent or Subsidiary to terminate such employment or engagement at any time.

            (b) TERMINATION FOR CAUSE. For purposes of the Plan, termination for "cause" shall mean:

                  (i) The failure or refusal by the Eligible Person to perform his duties to the Company;

                  (ii) The Eligible Person's willful disobedience of any orders or directives of the Board or any officers thereof acting under the authority thereof or the Eligible Person's deliberate interference with the compliance by other employees of the Company with any such orders or directives;

                  (iii) The failure or refusal of the Eligible Person to abide by or comply with the written policies, standard procedures or regulations of the Company;

                  (iv) Any willful or continued act or course of conduct by the Eligible Person which the Board in good faith determines might reasonably be expected to have a material detrimental effect on the Company or the business, operations, affairs or financial position thereof;

                  (vi) The committing by the Eligible Person of any fraud, theft, embezzlement or other dishonest act against the Company;

                  (vii) The entry of any final cease and desist order against the Eligible Person, or the entry by the Eligible Person of a guilty plea or plea of nolo contendere, or a conviction, final and non-appealable judgment or order against the Eligible Person, in any action or proceeding before any court or administrative body relating to (A) any felony offense, or (B) any crime of moral turpitude or a violation involving moral turpitude;

                  (viii) The Eligible Person's chronic or habitual use of drugs or chronic or habitual consumption of alcoholic beverages; or

                  (vi) The determination by the Board of Directors of the Company, in good faith and in the exercise of reasonable discretion, that the Eligible Person is not competent to perform his duties of employment.

            (c) PERMANENT DISABILITY. For purposes of this Option Agreement, "permanent disability" shall mean permanent and total disability for a period longer than six months as defined by the Administrator. Optionee shall not be considered permanently disabled unless he furnishes proof of such disability in such form and manner, and at such times, as the Administrator of the Plan may from time to time require.

      SECTION 11.8 NON-TRANSFERABILITY OF RIGHTS. Each Stock Option Agreement and Stock Purchase Agreement shall provide that the Rights granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution, and the Rights may be exercised, during the lifetime of the Rights holder, only by the Rights holder or by his or her guardian or legal representative.

      SECTION 11.9 REGULATORY MATTERS. Each Stock Option Agreement and Stock Purchase Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

      SECTION 11.10 RECAPITALIZATION. Each Stock Option Agreement and Stock Purchase Agreement shall contain provisions required to reflect the provisions of Article 8.

      SECTION 11.11 DELIVERY. Upon exercise of a Right granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

      SECTION 11.12 OTHER PROVISIONS. The Stock Option Agreements and Stock Purchase Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

      SECTION 11.13 MAXIMUM GRANT OF RIGHTS TO ANY PERSON. No person shall receive Rights representing more than 50% of the aggregate number of shares of Stock that may be issued pursuant to all Rights under the Plan as set forth in
Section 4.1 hereof.

                                   ARTICLE 12

                             EFFECTIVE DATE OF PLAN

      The Plan shall become effective on the date on which the Plan is adopted by the Board, subject to approval by the Company's stockholders, which approval must be obtained within one year from the date the Plan is adopted by the Board.

                                   ARTICLE 13

                                  TERM OF PLAN

      No Right shall be granted pursuant to the Plan on or after December 31, 2008, but Rights theretofore granted may extend beyond that date.

                                   ARTICLE 14

                          INFORMATION TO RIGHTS HOLDERS

      The Company will cause a report to be sent to each Rights holder not later than 120 days after the end of each fiscal year. Such report shall consist of the financial statements of the Company for such fiscal year and shall include such other information as is provided by the Company to its stockholders.